Exhibit 99.2

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT	4Q25

Page
Citigroup
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Net Revenues and Income (Loss)	4

Services	5
Markets	6
Banking	7
Wealth	8
U.S. Personal Banking (USPB)	9
Metrics	10
All Other	11
Legacy Franchises	12
Corporate/Other	13
Reconciling Items—Divestiture-Related Impacts	14

Citigroup Supplemental Detail
Average Balances and Interest Rates	15
EOP (End-of-Period) Loans	16
EOP Deposits	17
Allowance for Credit Losses (ACL) Rollforward	18
Allowance for Credit Losses on Loans (ACLL) and Unfunded Lending Commitments (ACLUC)	19 - 20
Non-Accrual Assets	21
Common Equity Tier 1 (CET1) Capital and Supplementary Leverage Ratios	22
Tangible Common Equity, Common Equity, Book Value per Share, Tangible Book Value Per Share (TBVPS) and Returns on Common Equity (RoCE) and Tangible Common Equity (RoTCE)	23

Reconciliations of Adjusted Results and FX Impact
FX Impact	24
Total Citigroup Revenues, Net Interest Income (NII) and Non-Interest Revenues (NIR), and Total Citigroup Operating Expenses	25
Notable Items Adjustments and All Other (Managed Basis)	26
All Other (Managed Basis),and Legacy Franchises (Managed Basis)	27
Services and Banking-Corporate Lending Revenues	28
2021 - 2025 Annual - Total Citigroup Revenues, Total Operating Expenses, RoCE and RoTCE	29
Legacy Franchises Exits Contribution	30

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts and as otherwise noted)

						4Q25 Increase/		Full	Full	FY 2025 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2024 Increase/
	2024	2025	2025	2025	2025	3Q25	4Q24	2024	2025	(Decrease)

Revenues, net of interest expense(1)	$19,465	$21,596	$21,668	$22,090	$19,871	(10%)	2%	$80,722	$85,225	6%
Operating expenses	13,070	13,425	13,577	14,290	13,840	(3%)	6%	53,567	55,132	3%
Net credit losses (NCLs)	2,242	2,459	2,234	2,214	2,190	(1%)	(2%)	9,000	9,097	1%
Credit reserve build (release) for loans	321	102	243	45	10	(78%)	(97%)	726	400	(45%)
Provision / (release) for unfunded lending commitments	(118)	108	(19)	100	13	(87%)	NM	(119)	202	NM
Provisions for benefits and claims, other assets and HTM debt securities	148	54	414	91	7	(92%)	(95%)	502	566	13%
Provisions for credit losses and for benefits and claims	2,593	2,723	2,872	2,450	2,220	(9%)	(14%)	10,109	10,265	2%
Income (loss) from continuing operations before income taxes	3,802	5,448	5,219	5,350	3,811	(29%)	-	17,046	19,828	16%
Income taxes (benefits)	912	1,340	1,186	1,559	1,288	(17%)	41%	4,211	5,373	28%
Income (loss) from continuing operations	2,890	4,108	4,033	3,791	2,523	(33%)	(13%)	12,835	14,455	13%
Income (loss) from discontinued operations, net of taxes	-	(1)	-	(1)	(1)	-	NM	(2)	(3)	(50%)
Net income (loss) before noncontrolling interests	2,890	4,107	4,033	3,790	2,522	(33%)	(13%)	12,833	14,452	13%
Net income (loss) attributable to noncontrolling interests	34	43	14	38	51	34%	50%	151	146	(3%)
Citigroup’s net income (loss)	$2,856	$4,064	$4,019	$3,752	$2,471	(34%)	(13%)	$12,682	$14,306	13%

Diluted earnings per share:
Income (loss) from continuing operations	$1.34	$1.96	$1.96	$1.86	$1.19	(36%)	(11%)	$5.95	$6.99	17%
Net income (loss)	$1.34	$1.96	$1.96	$1.86	$1.19	(36%)	(11%)	$5.94	$6.99	18%

Preferred dividends	$256	$269	$287	$274	$284	4%	11%	$1,054	$1,114	6%

Income allocated to unrestricted common shareholders—basic
Income (loss) from continuing operations (for EPS purposes)	2,563	3,752	3,683	3,439	2,150	(37%)	(16%)	11,460	13,024	14%
Net income (loss) (for EPS purposes)	2,563	3,751	3,683	3,438	2,149	(37%)	(16%)	11,458	13,021	14%

Income allocated to unrestricted common shareholders—diluted
Income (loss) from continuing operations (for EPS purposes)	2,583	3,769	3,702	3,459	2,170	(37%)	(16%)	11,534	13,100	14%
Net income (loss) (for EPS purposes)	2,583	3,768	3,702	3,458	2,169	(37%)	(16%)	11,532	13,097	14%

Shares (in millions):
Average basic	1,887.6	1,879.0	1,855.9	1,820.3	1,772.8	(3%)	(6%)	1,901.4	1,832.0	(4%)
Average diluted	1,931.0	1,919.6	1,893.1	1,862.6	1,816.9	(2%)	(6%)	1,940.1	1,873.1	(3%)
Common shares outstanding, at period end	1,877.1	1,867.7	1,840.9	1,789.3	1,747.5	(2%)	(7%)

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(2)(3)(4)	13.63%	13.41%	13.48%	13.27%	13.2%
Tier 1 Capital ratio(2)(3)(4)	15.31%	15.10%	14.98%	14.97%	13.7%
Total Capital ratio(2)(3)(4)	15.42%	15.41%	15.28%	15.31%	15.7%
Supplementary Leverage ratio (SLR)(2)(4)(5)	5.85%	5.79%	5.53%	5.52%	5.5%
Return on average assets	0.46%	0.65%	0.61%	0.55%	0.36%	(19) bps	(10) bps	0.51%	0.54%	3 bps
Return on average common equity (RoCE)	5.4%	8.0%	7.7%	7.1%	4.5%	(260) bps	(90) bps	6.1%	6.8%	70 bps
Average tangible common equity (TCE) (in billions of dollars)(6)	$168.6	$169.3	$172.1	$172.3	$170.4	(1%)	1%	$166.7	$170.6	2%
Return on tangible common equity (RoTCE)(6)	6.1%	9.1%	8.7%	8.0%	5.1%	(290) bps	(100) bps	7.0%	7.7%	70 bps
Operating leverage(7)	3,002 bps	759 bps	567 bps	59 bps	(381) bps	(440) bps	(3,383) bps	770 bps	266 bps	(504) bps
Efficiency ratio (total operating expenses/total revenues, net)	67.1%	62.2%	62.7%	64.7%	69.6%	490 bps	250 bps	66.4%	64.7%	(170) bps

Balance sheet data (in billions of dollars, except per share amounts)(2):
Total assets	$2,352.9	$2,571.5	$2,622.8	$2,642.5	$2,657.2	1%	13%
Total average assets	2,474.8	2,517.1	2,647.8	2,688.8	2,722.5	1%	10%	2,468.4	2,644.1	7%
Total loans	694.5	702.1	725.3	733.9	752.2	2%	8%
Total deposits	1,284.5	1,316.4	1,357.7	1,383.9	1,403.6	1%	9%
Citigroup’s stockholders’ equity	208.6	212.4	213.2	213.0	212.3	-	2%
Book value per share	101.62	103.90	106.94	108.41	110.01	1%	8%
Tangible book value per share(6)	89.34	91.52	94.16	95.72	97.06	1%	9%

Direct staff (in thousands)	229	229	230	227	226	-	(1%)

(1)	Effective January 1, 2025, certain transaction processing fees paid by Citi, primarily to credit card networks, reported within USPB, Services, Wealth, and All Other—Legacy Franchises (Mexico Consumer/SBMM and Asia Consumer), which were previously presented within Other operating expenses, are presented as contra-revenue within Commissions and fees reported in Non-interest revenue. Prior periods were conformed to reflect this change in presentation.
(2)	4Q25 is preliminary.
(3)	Citi’s binding CET1 Capital ratio was derived under the Basel III Standardized Approach, whereas Citi’s binding Tier 1 Capital and Total Capital ratios were derived under the Basel III Advanced Approaches framework for December 31, 2025. In prior quarters, the binding Tier 1 Capital ratios were derived under the Basel III Standardized Approach For the composition of Citi’s CET1 Capital and ratio, see page 22.
(4)	Commencing January 1, 2025, the capital effects resulting from adoption of the Current Expected Credit Losses (CECL) methodology have been fully reflected in Citi’s regulatory capital. For additional information, see “Capital Resources—Regulatory Capital Treatment—Modified Transition of the Current Expected Credit Losses Methodology” in Citigroup’s 2024 Annual Report on Form 10-K.
(5)	For the composition of Citi’s SLR, see page 22.
(6)	TCE, RoTCE and Tangible book value per share are non-GAAP financial measures. See page 23 for a reconciliation of Tangible book value per share and Citi’s average TCE to Citi’s total average stockholders’ equity.
(7)	Represents the year-over-year growth rate in basis points (bps) of Total revenues, net of interest expense less the year-over-year growth rate of Total operating expenses. Positive operating leverage indicates that the revenue growth rate was greater than the expense growth rate.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

						4Q25 Increase/		Full	Full	FY 2025 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2024 Increase/
	2024	2025	2025	2025	2025	3Q25	4Q24	2024	2025	(Decrease)
Revenues
Interest income (including dividends)	$35,047	$33,666	$35,859	$36,690	$36,649	-	5%	$143,713	$142,864	(1%)
Interest expense	21,314	19,654	20,684	21,750	20,984	(4%)	(2%)	89,618	83,072	(7%)
Net interest income (NII)	13,733	14,012	15,175	14,940	15,665	5%	14%	54,095	59,792	11%

Commissions and fees(1)	2,456	2,707	2,745	2,888	2,829	(2%)	15%	10,236	11,169	9%
Principal transactions(2)	2,453	3,510	2,503	2,772	1,450	(48%)	(41%)	11,109	10,235	(8%)
Administration and other fiduciary fees	992	1,045	1,123	1,117	1,129	1%	14%	4,134	4,414	7%
Realized gains (losses) on sales of investments, net	118	121	138	105	107	2%	(9%)	328	471	44%
Net impairment losses on investments recognized in earnings	(338)	(58)	(35)	(25)	(234)	NM	31%	(430)	(352)	18%
Other revenue (loss)(2)	51	259	19	293	(1,075)	NM	NM	1,250	(504)	NM
Total non-interest revenues (NIR)	5,732	7,584	6,493	7,150	4,206	(41%)	(27%)	26,627	25,433	(4%)
Total revenues, net of interest expense(1)	19,465	21,596	21,668	22,090	19,871	(10%)	2%	80,722	85,225	6%

Provisions for credit losses and for benefits and claims
Net credit losses on loans	2,242	2,459	2,234	2,214	2,190	(1%)	(2%)	9,000	9,097	1%
Credit reserve build / (release) for loans	321	102	243	45	10	(78%)	(97%)	726	400	(45%)
Provision for credit losses on loans	2,563	2,561	2,477	2,259	2,200	(3%)	(14%)	9,726	9,497	(2%)
Provision for credit losses on held-to-maturity (HTM) debt securities	(5)	(5)	7	(5)	15	NM	NM	50	12	(76%)
Provision for credit losses on other assets	136	39	381	79	(32)	NM	NM	362	467	29%
Policyholder benefits and claims	17	20	26	17	24	41%	41%	90	87	(3%)
Provision for credit losses on unfunded lending commitments	(118)	108	(19)	100	13	(87%)	NM	(119)	202	NM
Total provisions for credit losses and for benefits and claims	2,593	2,723	2,872	2,450	2,220	(9%)	(14%)	10,109	10,265	2%

Operating expenses
Compensation and benefits	6,923	7,464	7,633	7,474	7,068	(5%)	2%	28,542	29,639	4%
Technology / communication	2,278	2,379	2,290	2,325	2,429	4%	7%	9,035	9,423	4%
Transactional and product servicing	1,102	1,102	1,184	1,110	1,179	6%	7%	4,438	4,575	3%
Premises and equipment	650	574	615	607	681	12%	5%	2,438	2,477	2%
Professional services	650	476	510	514	573	11%	(12%)	2,016	2,073	3%
Advertising and marketing	323	250	269	260	318	22%	(2%)	1,113	1,097	(1%)
Restructuring	(11)	(3)	(2)	(5)	(4)	20%	64%	259	(14)	NM
Other operating(1)	1,155	1,183	1,078	2,005	1,596	(20%)	38%	5,726	5,862	2%
Total operating expenses(1)	13,070	13,425	13,577	14,290	13,840	(3%)	6%	53,567	55,132	3%

Income (loss) from continuing operations before income taxes	3,802	5,448	5,219	5,350	3,811	(29%)	-	17,046	19,828	16%
Provision (benefit) for income taxes	912	1,340	1,186	1,559	1,288	(17%)	41%	4,211	5,373	28%

Income (loss) from continuing operations	2,890	4,108	4,033	3,791	2,523	(33%)	(13%)	12,835	14,455	13%
Discontinued operations
Income (loss) from discontinued operations	-	(1)	-	(1)	(1)	-	NM	(2)	(3)	(50%)
Provision (benefit) for income taxes	-	-	-	-	-	-	-	-	-	-
Income (loss) from discontinued operations, net of taxes	-	(1)	-	(1)	(1)	-	NM	(2)	(3)	(50%)

Net income (loss) before attribution to noncontrolling interests	2,890	4,107	4,033	3,790	2,522	(33%)	(13%)	12,833	14,452	13%
Noncontrolling interests	34	43	14	38	51	34%	50%	151	146	(3%)

Citigroup’s net income (loss)	$2,856	$4,064	$4,019	$3,752	$2,471	(34%)	(13%)	$12,682	$14,306	13%

(1)	See footnote 1 on page 1.
(2)	Effective July 1, 2025, gains and losses on certain economic and qualifying hedging derivatives and foreign currency transaction gains and losses related to non-U.S. dollar debt and certain foreign operations in countries with highly inflationary economies with the U.S. dollar as their functional currency, which were previously presented within Other revenue, are presented within Principal transactions. Prior periods were conformed to reflect this change in presentation.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						4Q25 Increase/
	December 31,	March 31,	June 30,	September 30,	December 31,	(Decrease) from
	2024	2025	2025	2025	2025(1)	3Q25	4Q24
Assets
Cash and due from banks (including segregated cash and other deposits)	$22,782	$24,463	$24,991	$23,545	$23,717	1%	4%
Deposits with banks, net of allowance	253,750	283,868	312,482	324,515	325,862	-	28%
Securities borrowed and purchased under agreements to resell, net of allowance	274,062	390,215	323,892	321,347	356,195	11%	30%
Brokerage receivables, net of allowance	50,841	57,440	64,029	75,992	62,679	(18%)	23%
Trading account assets	442,747	518,577	568,558	562,254	537,139	(4%)	21%
Investments
Available-for-sale debt securities	226,876	225,180	235,802	246,227	246,720	-	9%
Held-to-maturity debt securities, net of allowance	242,382	220,385	206,094	197,092	189,831	(4%)	(22%)
Equity securities	7,399	7,323	7,504	7,413	7,678	4%	4%
Total investments	476,657	452,888	449,400	450,732	444,229	(1%)	(7%)
Loans
Consumer(2)	393,102	386,312	395,759	398,628	408,533	2%	4%
Corporate(3)	301,386	315,744	329,586	335,277	343,697	3%	14%
Loans, net of unearned income	694,488	702,056	725,345	733,905	752,230	2%	8%
Allowance for credit losses on loans (ACLL)	(18,574)	(18,726)	(19,123)	(19,206)	(19,247)	-	(4%)
Total loans, net	675,914	683,330	706,222	714,699	732,983	3%	8%
Goodwill	19,300	19,422	19,878	19,126	19,098	-	(1%)
Intangible assets (including MSRs)	4,494	4,430	4,409	4,330	4,284	(1%)	(5%)
Premises and equipment, net of depreciation and amortization	30,192	30,814	32,312	32,819	33,339	2%	10%
Other assets, net of allowance	102,206	106,067	116,599	113,116	117,677	4%	15%
Total assets	$2,352,945	$2,571,514	$2,622,772	$2,642,475	$2,657,202	1%	13%

Liabilities
Non-interest-bearing deposits in U.S. offices	$123,338	$122,472	$119,898	$116,921	$121,610	4%	(1%)
Interest-bearing deposits in U.S. offices	551,547	562,628	575,709	592,728	613,052	3%	11%
Total U.S. deposits	674,885	685,100	695,607	709,649	734,662	4%	9%
Non-interest-bearing deposits in offices outside the U.S.	84,349	82,215	86,458	83,920	87,041	4%	3%
Interest-bearing deposits in offices outside the U.S.	525,224	549,095	575,668	590,360	581,870	(1%)	11%
Total international deposits	609,573	631,310	662,126	674,280	668,911	(1%)	10%

Total deposits	1,284,458	1,316,410	1,357,733	1,383,929	1,403,573	1%	9%
Securities loaned and sold under agreements to repurchase	254,755	403,959	347,913	349,726	348,098	-	37%
Brokerage payables	66,601	78,302	90,949	89,596	74,836	(16%)	12%
Trading account liabilities	133,846	148,688	163,952	160,243	162,798	2%	22%
Short-term borrowings	48,505	49,139	55,560	54,760	51,878	(5%)	7%
Long-term debt	287,300	295,684	317,761	315,846	315,827	-	10%
Other liabilities, plus allowances(4)	68,114	66,074	74,774	74,498	86,370	16%	27%
Total liabilities	$2,143,579	$2,358,256	$2,408,642	$2,428,598	$2,443,380	1%	14%

Stockholders’ equity
Preferred stock	$17,850	$18,350	$16,350	$19,050	$20,050	5%	12%

Common stock	31	31	31	31	31	-	-
Additional paid-in capital(5)	109,117	108,616	108,839	109,010	108,452	(1%)	(1%)
Retained earnings	206,294	209,013	211,674	214,034	215,128	1%	4%
Treasury stock, at cost	(76,842)	(77,880)	(79,886)	(84,932)	(89,473)	(5%)	(16%)
Accumulated other comprehensive income (loss) (AOCI)(5)(6)	(47,852)	(45,722)	(43,786)	(44,170)	(41,897)	5%	12%
Total common equity	$190,748	$194,058	$196,872	$193,973	$192,241	(1%)	1%

Total Citigroup stockholders’ equity	$208,598	$212,408	$213,222	$213,023	$212,291	-	2%
Noncontrolling interests(5)	768	850	908	854	1,531	79%	99%
Total equity	209,366	213,258	214,130	213,877	213,822	-	2%
Total liabilities and equity	$2,352,945	$2,571,514	$2,622,772	$2,642,475	$2,657,202	1%	13%

(1)	December 31, 2025 is preliminary.
(2)	Consumer loans include loans managed by USPB, Wealth, and All Other—Legacy Franchises (other than Mexico small business and middle-market banking (Mexico SBMM), and the Assets Finance Group (AFG)).
(3)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM, and the AFG.
(4)	Includes allowance for credit losses for unfunded lending commitments. See page 19.
(5)	The December 31, 2025 balances includes the impact from the sale of the 25% equity stake in Grupo Financiero Banamex, S.A. de C.V.
(6)	Included within AOCI is the Cumulative Translation Adjustment (CTA), net of hedges and taxes, attributable to Grupo Financiero Banamex, S.A. de C.V. and its consolidated subsidiaries as of June 30, 2025 and September 30, 2025. During the quarter of deconsolidation, the CTA loss will be recognized through earnings, impacting EPS and RoTCE, and reversing the temporary capital benefit from prior sales; the cumulative impact of CTA will ultimately be regulatory capital neutral.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

OPERATING SEGMENT, REPORTING UNIT, AND COMPONENT DETAILS

(In millions of dollars)

						4Q25 Increase/		Full	Full	FY 2025 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2024 Increase/
	2024	2025	2025	2025	2025	3Q25	4Q24	2024	2025	(Decrease)
Revenues, net of interest expense(1)
Services	$5,165	$4,889	$5,062	$5,363	$5,942	11%	15%	$19,618	$21,256	8%
Markets	4,576	5,986	5,879	5,563	4,542	(18%)	(1%)	19,836	21,970	11%
Banking	1,241	1,952	1,921	2,132	2,210	4%	78%	6,201	8,215	32%
Wealth	1,994	2,096	2,166	2,164	2,133	(1%)	7%	7,483	8,559	14%
U.S. Personal Banking (USPB)	5,150	5,228	5,119	5,331	5,293	(1%)	3%	20,055	20,971	5%
All Other—managed basis(2)(3)	1,335	1,445	1,698	1,535	(248)	NM	NM	7,503	4,430	(41%)
Reconciling Items—divestiture-related impacts(4)	4	-	(177)	2	(1)	NM	NM	26	(176)	NM
Total net revenues—reported	$19,465	$21,596	$21,668	$22,090	$19,871	(10%)	2%	$80,722	$85,225	6%

Income (loss) from continuing operations
Services	$1,888	$1,610	$1,448	$1,819	$2,262	24%	20%	$6,584	$7,139	8%
Markets	1,026	1,795	1,749	1,583	801	(49%)	(22%)	5,005	5,928	18%
Banking	357	542	461	635	686	8%	92%	1,529	2,324	52%
Wealth	334	284	494	374	338	(10%)	1%	1,002	1,490	49%
USPB	392	745	649	858	845	(2%)	116%	1,382	3,097	124%
All Other—managed basis(2)(3)	(1,071)	(853)	(588)	(701)	(2,299)	(228%)	(115%)	(2,460)	(4,441)	(81%)
Reconciling Items—divestiture-related impacts(4)	(36)	(15)	(180)	(777)	(110)	86%	(206%)	(207)	(1,082)	(423%)
Income (loss) from continuing operations—reported	2,890	4,108	4,033	3,791	2,523	(33%)	(13%)	12,835	14,455	13%

Discontinued operations	-	(1)	-	(1)	(1)	-	NM	(2)	(3)	(50%)

Net income (loss) attributable to noncontrolling interests	34	43	14	38	51	34%	50%	151	146	(3%)
Net income (loss)	$2,856	$4,064	$4,019	$3,752	$2,471	(34%)	(13%)	$12,682	$14,306	13%

(1)	See footnote 1 on page 1.
(2)	Includes Legacy Franchises and certain unallocated costs of global staff functions (including finance, risk, human resources, legal, and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses, and income taxes, as well as Corporate Treasury investment activities and discontinued operations.
(3)	Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi’s divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM (consists of Mexico consumer banking (Mexico Consumer) and Small Business and Middle-Market Banking (SBMM), collectively (Mexico Consumer/SBMM)) within Legacy Franchises. See pages 12 and 14 for additional information.
(4)	Reconciling Items consist of the divestiture-related impacts excluded from All Other on a managed basis. See page 14 for additional information. The Reconciling Items are fully reflected in the various line items in Citi’s Consolidated Statement of Income (page 2). See page 14 for additional information.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

SERVICES

(In millions of dollars, except as otherwise noted)

						4Q25 Increase/		Full	Full	FY 2025 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2024 Increase/
	2024	2025	2025	2025	2025	3Q25	4Q24	2024	2025	(Decrease)

Net interest income (including dividends)	$3,446	$3,498	$3,630	$3,823	$4,050	6%	18%	$13,423	$15,001	12%
Fee revenue
Commissions and fees(1)	806	815	904	880	879	-	9%	3,296	3,478	6%
Administration and other fiduciary fees	635	658	752	746	751	1%	18%	2,716	2,907	7%
Total fee revenue	1,441	1,473	1,656	1,626	1,630	-	13%	6,012	6,385	6%
Principal transactions(2)	212	233	124	190	257	35%	21%	753	804	7%
All other(2)(3)	66	(315)	(348)	(276)	5	NM	(92%)	(570)	(934)	(64%)
Total non-interest revenue	1,719	1,391	1,432	1,540	1,892	23%	10%	6,195	6,255	1%
Total revenues, net of interest expense(1)	5,165	4,889	5,062	5,363	5,942	11%	15%	19,618	21,256	8%
Total operating expenses(1)	2,601	2,584	2,679	2,707	2,843	5%	9%	10,568	10,813	2%
Net credit losses (recoveries) on loans	28	6	20	11	19	73%	(32%)	48	56	17%
Credit reserve build (release) for loans	(71)	24	53	(4)	(18)	(350%)	75%	(130)	55	NM
Provision (release) for credit losses on unfunded lending commitments	(4)	(6)	(6)	(8)	3	NM	NM	17	(17)	NM
Provisions for credit losses for other assets and HTM debt securities	159	27	286	62	(15)	NM	NM	341	360	6%
Provision for credit losses	112	51	353	61	(11)	NM	NM	276	454	64%
Income from continuing operations before taxes	2,452	2,254	2,030	2,595	3,110	20%	27%	8,774	9,989	14%
Income taxes	564	644	582	776	848	9%	50%	2,190	2,850	30%
Income from continuing operations	1,888	1,610	1,448	1,819	2,262	24%	20%	6,584	7,139	8%
Noncontrolling interests	17	15	16	17	16	(6%)	(6%)	101	64	(37%)
Net income	$1,871	$1,595	$1,432	$1,802	$2,246	25%	20%	$6,483	$7,075	9%
EOP assets (in billions)	$584	$589	$618	$627	$628	-	8%
Average assets (in billions)	596	578	593	616	630	2%	6%	$586	$604	3%
Efficiency ratio	50%	53%	53%	50%	48%	(200) bps	(200) bps	54%	51%	(300) bps
Average allocated TCE (in billions)(4)	$24.9	$24.7	$24.7	$24.7	$24.7	-	(1%)	$24.9	$24.7	(1%)
RoTCE(4)	29.9%	26.2%	23.3%	28.9%	36.1%	720 bps	620 bps	26.0%	28.6%	260 bps

Revenue by line of business
Net interest income	$2,840	$2,865	$2,949	$3,121	$3,303	6%	16%	$10,923	$12,238	12%
Non-interest revenue	1,095	775	725	761	879	16%	(20%)	3,578	3,140	(12%)
Treasury and Trade Solutions (TTS)	3,935	3,640	3,674	3,882	4,182	8%	6%	14,501	15,378	6%
Net interest income	606	633	681	702	747	6%	23%	2,500	2,763	11%
Non-interest revenue	624	616	707	779	1,013	30%	62%	2,617	3,115	19%
Securities Services	1,230	1,249	1,388	1,481	1,760	19%	43%	5,117	5,878	15%
Total Services	$5,165	$4,889	$5,062	$5,363	$5,942	11%	15%	$19,618	$21,256	8%

Revenue by geography
North America	$1,504	$1,445	$1,539	$1,637	$1,829	12%	22%	$5,402	$6,450	19%
International	3,661	3,444	3,523	3,726	4,113	10%	12%	14,216	14,806	4%
Total	$5,165	$4,889	$5,062	$5,363	$5,942	11%	15%	$19,618	$21,256	8%

Key drivers(5) (in billions of dollars, except as otherwise noted)
Average loans by line of business
TTS	$85	$86	$93	$93	$95	2%	12%	$84	$92	10%
Securities Services	2	1	1	1	1	-	(50%)	1	1	-
Total	$87	$87	$94	$94	$96	2%	10%	$85	$93	9%

ACLL as a % of EOP loans(6)	0.30%	0.30%	0.36%	0.35%	0.33%	(2) bps	3 bps

Average deposits by line of business
TTS	$704	$690	$713	$744	$780	5%	11%	$689	$732	6%
Securities Services	135	136	144	149	155	4%	15%	130	146	12%
Total	$839	$826	$857	$893	$935	5%	11%	$819	$878	7%

AUC/AUA (in trillions of dollars)(7)	$25.4	$26.1	$28.2	$29.7	$31.4	6%	24%
Cross-border transaction value(8)	$101.3	$95.1	$101.3	$104.8	$115.2	10%	14%	$379.7	$416.4	10%
U.S. dollar clearing volume (in millions)(9)	44.1	42.7	44.3	44.8	45.3	1%	3%	168.0	177.1	5%
Commercial card spend volume	$17.3	$17.2	$17.9	$18.4	$17.7	(4%)	2%	$70.4	$71.2	1%

(1)	See footnote 1 on page 1.
(2)	See footnote 2 on page 2.
(3)	Services revenues reflect the impact of a revenue sharing arrangement with Banking – Corporate Lending, for Services products sold to Corporate Lending clients. This generally results in a reduction in Services reported revenue.
(4)	TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments’ and component’s average allocated TCE to Citigroup’s total average TCE and Citi’s total average stockholders’ equity.
(5)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(6)	Excludes loans that are carried at fair value for all periods.
(7)	4Q25 is preliminary.
(8)	Represents the total value of cross-border foreign exchange payments processed through Citi platforms.
(9)	Represents the number of U.S. dollar Clearing Payment instructions processed on behalf of U.S. and foreign-domiciled entities (primarily financial institutions).

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

MARKETS

(In millions of dollars, except as otherwise noted)

						4Q25 Increase/		Full	Full	FY 2025 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2024 Increase/
	2024	2025	2025	2025	2025	3Q25	4Q24	2024	2025	(Decrease)

Net interest income (including dividends)	$1,856	$2,013	$2,902	$2,251	$2,843	26%	53%	$7,005	$10,009	43%
Fee revenue
Brokerage and fees	329	400	399	400	364	(9%)	11%	1,402	1,563	11%
Investment banking fees(1)	104	135	106	163	120	(26%)	15%	426	524	23%
Other(2)	50	52	51	63	57	(10%)	14%	238	223	(6%)
Total fee revenue	483	587	556	626	541	(14%)	12%	2,066	2,310	12%

Principal transactions(3)	2,341	3,270	2,335	2,746	1,200	(56%)	(49%)	10,822	9,551	(12%)
All other(3)(4)	(104)	116	86	(60)	(42)	30%	60%	(57)	100	NM
Total non-interest revenue	2,720	3,973	2,977	3,312	1,699	(49%)	(38%)	12,831	11,961	(7%)

Total revenues, net of interest expense	4,576	5,986	5,879	5,563	4,542	(18%)	(1%)	19,836	21,970	11%
Total operating expenses	3,174	3,468	3,509	3,491	3,609	3%	14%	13,202	14,077	7%

Net credit losses (recoveries) on loans	-	142	8	68	(12)	NM	NM	168	206	23%
Credit reserve build (release) for loans	167	48	53	(44)	(73)	(66%)	NM	213	(16)	NM
Provision (release) for credit losses on unfunded lending commitments	(31)	9	(8)	13	(7)	NM	77%	17	7	(59%)
Provisions for credit losses for other assets and HTM debt securities	(2)	2	55	(5)	(12)	(140%)	(500%)	65	40	(38%)
Provision for credit losses	134	201	108	32	(104)	NM	NM	463	237	(49%)
Income (loss) from continuing operations before taxes	1,268	2,317	2,262	2,040	1,037	(49%)	(18%)	6,171	7,656	24%
Income taxes (benefits)	242	522	513	457	236	(48%)	(2%)	1,166	1,728	48%
Income (loss) from continuing operations	1,026	1,795	1,749	1,583	801	(49%)	(22%)	5,005	5,928	18%
Noncontrolling interests	17	13	21	21	18	(14%)	6%	75	73	(3%)
Net income (loss)	$1,009	$1,782	$1,728	$1,562	$783	(50%)	(22%)	$4,930	$5,855	19%
EOP assets (in billions)	$949	$1,165	$1,166	$1,182	$1,187	-	25%
Average assets (in billions)	1,058	1,121	1,222	1,231	1,249	1%	18%	$1,063	$1,206	13%
Efficiency ratio	69%	58%	60%	63%	79%	1,600 bps	1,000 bps	67%	64%	(300) bps
Average allocated TCE (in billions)(5)	$54.0	$50.4	$50.4	$50.4	$50.4	-	(7%)	$54.0	$50.4	(7%)
RoTCE(5)	7.4%	14.3%	13.8%	12.3%	6.2%	(610) bps	(120) bps	9.1%	11.6%	250 bps

Revenue by line of business
Fixed Income Markets	$3,478	$4,477	$4,268	$4,023	$3,458	(14%)	(1%)	$14,750	$16,226	10%
Equity Markets	1,098	1,509	1,611	1,540	1,084	(30%)	(1%)	5,086	5,744	13%
Total	$4,576	$5,986	$5,879	$5,563	$4,542	(18%)	(1%)	$19,836	$21,970	11%

Rates and Currencies	$2,421	$3,048	$3,134	$2,823	$2,413	(15%)	-	$10,152	$11,418	12%
Spread Products / Other Fixed Income	1,057	1,429	1,134	1,200	1,045	(13%)	(1%)	4,598	4,808	5%
Total Fixed Income Markets revenues	$3,478	$4,477	$4,268	$4,023	$3,458	(14%)	(1%)	$14,750	$16,226	10%

Revenue by geography
North America	$1,691	$2,176	$2,130	$2,195	$1,856	(15%)	10%	$7,562	$8,357	11%
International	2,885	3,810	3,749	3,368	2,686	(20%)	(7%)	12,274	13,613	11%
Total	$4,576	$5,986	$5,879	$5,563	$4,542	(18%)	(1%)	$19,836	$21,970	11%

Key drivers(6) (in billions of dollars)
Average loans	$122	$128	$136	$147	$152	3%	25%	$120	$141	18%
NCLs as a % of average loans	0.00%	0.45%	0.02%	0.18%	(0.03%)	(21) bps	(3) bps	0.14%	0.15%	1 bps
ACLL as a % of EOP loans(7)	0.88%	0.89%	0.85%	0.78%	0.67%	(11) bps	(21) bps
Average trading account assets	$449	$476	$549	$556	$557	-	24%	$436	$535	23%

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-brokerage and investment banking fees from customer-driven activities.
(3)	See footnote 2 on page 2.
(4)	Markets revenues reflect the impact of a revenue sharing arrangement with Banking – Corporate Lending, for Markets products sold to Corporate Lending clients. This generally results in a reduction in Markets reported revenue.
(5)	TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments’ and component’s average allocated TCE to Citigroup’s total average TCE and Citi’s total average stockholders’ equity.
(6)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(7)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

BANKING

(In millions of dollars, except as otherwise noted)

						4Q25 Increase/		Full	Full	FY 2025 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2024 Increase/
	2024	2025	2025	2025	2025	3Q25	4Q24	2024	2025	(Decrease)

Net interest income (including dividends)	$521	$491	$530	$562	$549	(2%)	5%	$2,157	$2,132	(1%)
Fee revenue
Investment banking fees(1)	951	1,104	1,058	1,169	1,287	10%	35%	3,857	4,618	20%
Other(2)	51	49	59	65	60	(8%)	18%	174	233	34%
Total fee revenue	1,002	1,153	1,117	1,234	1,347	9%	34%	4,031	4,851	20%
Principal transactions(3)	(212)	(90)	(179)	(164)	(119)	27%	44%	(787)	(552)	30%
All other(3)(4)	(70)	398	453	500	433	(13%)	NM	800	1,784	123%
Total non-interest revenue	720	1,461	1,391	1,570	1,661	6%	131%	4,044	6,083	50%

Total revenues, net of interest expense	1,241	1,952	1,921	2,132	2,210	4%	78%	6,201	8,215	32%
Total operating expenses	1,051	1,034	1,137	1,139	1,152	1%	10%	4,477	4,462	-

Net credit losses on loans	7	34	16	9	25	178%	257%	149	84	(44%)
Credit reserve build (release) for loans	(122)	78	137	38	136	258%	NM	(200)	389	NM
Provision (release) for credit losses on unfunded lending commitments	(82)	107	2	98	14	(86%)	NM	(128)	221	NM
Provisions for credit losses for other assets and HTM debt securities	(43)	(5)	18	12	1	(92%)	NM	(45)	26	NM
Provision for credit losses	(240)	214	173	157	176	12%	NM	(224)	720	NM
Income (loss) from continuing operations before taxes	430	704	611	836	882	6%	105%	1,948	3,033	56%
Income taxes (benefits)	73	162	150	201	196	(2%)	168%	419	709	69%
Income (loss) from continuing operations	357	542	461	635	686	8%	92%	1,529	2,324	52%
Noncontrolling interests	1	(1)	(2)	(3)	1	NM	-	5	(5)	NM
Net income (loss)	$356	$543	$463	$638	$685	7%	92%	$1,524	$2,329	53%
EOP assets (in billions)	$143	$147	$148	$141	$140	(1%)	(2%)
Average assets (in billions)	149	144	150	149	146	(2%)	(2%)	$152	$147	(3%)
Efficiency ratio	85%	53%	59%	53%	52%	(100) bps	(3,300) bps	72%	54%	(1,800) bps
Average allocated TCE (in billions)(5)	$21.8	$20.6	$20.6	$20.6	$20.6	-	(6%)	$21.8	$20.6	(6%)
RoTCE(5)	6.5%	10.7%	9.0%	12.3%	13.2%	90 bps	670 bps	7.0%	11.3%	430 bps

Revenue by line of business
Total Investment Banking	$925	$1,035	$981	$1,146	$1,272	11%	38%	$3,637	$4,434	22%
Corporate Lending (excluding gain (loss) on loan hedges)(4)(6)	322	903	1,002	1,030	964	(6%)	199%	2,744	3,899	42%
Total Banking revenues (ex-gain (loss) on loan hedges)(4)(6)	1,247	1,938	1,983	2,176	2,236	3%	79%	6,381	8,333	31%
Gain (loss) on loan hedges(4)(6)	(6)	14	(62)	(44)	(26)	41%	(333%)	(180)	(118)	34%
Total Banking revenues including gain/(loss) on loan hedges(4)(6)	$1,241	$1,952	$1,921	$2,132	$2,210	4%	78%	$6,201	$8,215	32%

Business metrics—investment banking fees
Advisory	$353	$424	$408	$427	$649	52%	84%	$1,245	$1,908	53%
Equity underwriting (Equity Capital Markets (ECM))	214	127	218	174	180	3%	(16%)	688	699	2%
Debt underwriting (Debt Capital Markets (DCM))	384	553	432	568	458	(19%)	19%	1,924	2,011	5%
Total	$951	$1,104	$1,058	$1,169	$1,287	10%	35%	$3,857	$4,618	20%

Revenue by geography
North America	$738	$989	$781	$995	$1,143	15%	55%	$3,097	$3,908	26%
International	503	963	1,140	1,137	1,067	(6%)	112%	3,104	4,307	39%
Total	$1,241	$1,952	$1,921	$2,132	$2,210	4%	78%	$6,201	$8,215	32%

Key drivers(7) (in billions of dollars)
Average loans	$84	$82	$84	$81	$79	(2%)	(6%)	$88	$82	(7%)
NCLs as a % of average loans	0.03%	0.17%	0.08%	0.04%	0.13%	9 bps	10 bps	0.17%	0.10%	(7) bps
ACLL as a % of EOP loans(8)	1.42%	1.54%	1.72%	1.83%	2.04%	21 bps	62 bps

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-investment banking fees from customer-driven activities.
(3)	See footnote 2 on page 2.
(4)	Banking revenues reflect the impact of a revenue sharing arrangement with Banking – Corporate Lending, for Investment Banking, Markets and Services products sold to Corporate Lending clients. This generally results in an increase in Banking reported revenue.
(5)	TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments’ and component’s average allocated TCE to Citigroup’s total average TCE and Citi’s total average stockholders’ equity.
(6)	Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain (loss) on loan hedges includes the mark-to-market on the credit derivatives, partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain (loss) on loan hedges are non-GAAP financial measures.
(7)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(8)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

WEALTH

(In millions of dollars, except as otherwise noted)

						4Q25 Increase/		Full	Full	FY 2025 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2024 Increase/
	2024	2025	2025	2025	2025	3Q25	4Q24	2024	2025	(Decrease)

Net interest income	$1,247	$1,274	$1,278	$1,332	$1,397	5%	12%	$4,508	$5,281	17%
Fee revenue
Commissions and fees(1)	358	399	370	406	376	(7%)	5%	1,380	1,551	12%
Other(2)	245	247	245	232	238	3%	(3%)	949	962	1%
Total fee revenue	603	646	615	638	614	(4%)	2%	2,329	2,513	8%
All other(3)	144	176	273	194	122	(37%)	(15%)	646	765	18%
Total non-interest revenue	747	822	888	832	736	(12%)	(1%)	2,975	3,278	10%

Total revenues, net of interest expense(1)	1,994	2,096	2,166	2,164	2,133	(1%)	7%	7,483	8,559	14%

Total operating expenses(1)	1,561	1,639	1,558	1,654	1,650	-	6%	6,326	6,501	3%
Net credit losses on loans	30	38	40	56	36	(36%)	20%	121	170	40%
Credit reserve build (release) for loans	(11)	61	(64)	(25)	2	NM	NM	(236)	(26)	89%
Provision (release) for credit losses on unfunded lending commitments	-	(1)	(2)	(1)	1	NM	NM	(9)	(3)	67%
Provisions for benefits and claims (PBC), and other assets	1	-	-	-	(1)	NM	NM	(2)	(1)	50%
Provisions for credit losses and for PBC	20	98	(26)	30	38	27%	90%	(126)	140	NM
Income from continuing operations before taxes	413	359	634	480	445	(7%)	8%	1,283	1,918	49%
Income taxes	79	75	140	106	107	1%	35%	281	428	52%
Income from continuing operations	334	284	494	374	338	(10%)	1%	1,002	1,490	49%
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income	$334	$284	$494	$374	$338	(10%)	1%	$1,002	$1,490	49%
EOP assets (in billions)	$224	$224	$228	$232	$230	(1%)	3%
Average assets (in billions)	227	223	226	233	240	3%	6%	$231	$231	-
Efficiency ratio	78%	78%	72%	76%	77%	100 bps	(100) bps	85%	76%	(900) bps
Average allocated TCE (in billions)(4)	$13.2	$12.3	$12.3	$12.3	$12.3	-	(7%)	$13.2	$12.3	(7%)
RoTCE(4)	10.1%	9.4%	16.1%	12.1%	10.9%	(120) bps	80 bps	7.6%	12.1%	450 bps

Revenue by line of business
Private Bank	$590	$664	$731	$656	$625	(5%)	6%	$2,386	$2,676	12%
Citigold	1,148	1,164	1,214	1,294	1,281	(1%)	12%	4,221	4,953	17%
Wealth at Work	256	268	221	214	227	6%	(11%)	876	930	6%
Total	$1,994	$2,096	$2,166	$2,164	$2,133	(1%)	7%	$7,483	$8,559	14%

Revenue by geography
North America	$1,008	$1,073	$1,081	$1,066	$1,096	3%	9%	$3,628	$4,316	19%
International	986	1,023	1,085	1,098	1,037	(6%)	5%	3,855	4,243	10%
Total	$1,994	$2,096	$2,166	$2,164	$2,133	(1%)	7%	$7,483	$8,559	14%

Key drivers(5) (in billions of dollars)

EOP client balances
Client investment assets(6)(7)	$587	$595	$635	$660	$670	2%	14%
Deposits	313	309	310	318	324	2%	4%
Loans	148	147	151	151	150	(1%)	2%
Total	$1,048	$1,051	$1,096	$1,129	$1,144	1%	9%

Net new investment assets (NNIA)(7)(8)	$15.6	$16.5	$2.0	$18.6	$7.2	(61%)	(54%)	$42.5	$44.3	4%
Average deposits	315	310	308	315	319	1%	1%	316	313	(1%)
Average loans	148	147	149	151	149	(1%)	1%	149	149	-
ACLL as a % of EOP loans	0.36%	0.40%	0.36%	0.34%	0.34%	0 bps	(2) bps

(1)	See footnote 1 on page 1.
(2)	Primarily related to fiduciary and administrative fees.
(3)	Primarily related to principal transactions revenue including FX translation.
(4)	TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments’ and component’s average allocated TCE to Citigroup’s total average TCE and Citi’s total average stockholders’ equity.
(5)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(6)	Includes assets under management, and trust and custody assets.
(7)	4Q25 is preliminary.
(8)	Represents investment asset inflows, including dividends, interest and distributions, less investment asset outflows.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

U.S. PERSONAL BANKING (USPB)

(In millions of dollars, except as otherwise noted)

						4Q25 Increase/		Full	Full	FY 2025 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2024 Increase/
	2024	2025	2025	2025	2025	3Q25	4Q24	2024	2025	(Decrease)

Net interest income	$5,481	$5,541	$5,471	$5,694	$5,764	1%	5%	$21,103	$22,470	6%
Fee revenue
Interchange fees(1)(2)	2,483	2,324	2,499	2,488	2,567	3%	3%	9,591	9,878	3%
Card rewards and partner payments	(2,960)	(2,821)	(3,008)	(3,031)	(3,215)	(6%)	(9%)	(11,226)	(12,075)	(8%)
Other(2)	139	143	147	162	162	-	17%	468	614	31%
Total fee revenue	(338)	(354)	(362)	(381)	(486)	(28%)	(44%)	(1,167)	(1,583)	(36%)
All other(3)	7	41	10	18	15	(17%)	114%	119	84	(29%)
Total non-interest revenue	(331)	(313)	(352)	(363)	(471)	(30%)	(42%)	(1,048)	(1,499)	(43%)

Total revenues, net of interest expense(1)	5,150	5,228	5,119	5,331	5,293	(1%)	3%	20,055	20,971	5%

Total operating expenses(1)	2,465	2,442	2,381	2,365	2,521	7%	2%	9,646	9,709	1%
Net credit losses on loans	1,920	1,983	1,889	1,776	1,783	-	(7%)	7,579	7,431	(2%)
Credit reserve build (release) for loans	246	(171)	(6)	64	(113)	NM	NM	1,006	(226)	NM
Provision (release) for credit losses on unfunded lending commit.	-	-	1	-	-	-	-	-	1	NM
Provisions for benefits and claims (PBC), and other assets	4	(1)	1	2	3	50%	(25%)	13	5	(62%)
Provisions for credit losses and for PBC	2,170	1,811	1,885	1,842	1,673	(9%)	(23%)	8,598	7,211	(16%)
Income from continuing operations before taxes	515	975	853	1,124	1,099	(2%)	113%	1,811	4,051	124%
Income taxes	123	230	204	266	254	(5%)	107%	429	954	122%
Income from continuing operations	392	745	649	858	845	(2%)	116%	1,382	3,097	124%
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income	$392	$745	$649	$858	$845	(2%)	116%	$1,382	$3,097	124%
EOP assets (in billions)	$252	$244	$251	$252	$264	5%	5%
Average assets (in billions)	249	247	247	253	258	2%	4%	$241	$251	4%
Efficiency ratio	48%	47%	47%	44%	48%	400 bps	0 bps	48%	46%	(200) bps
Average allocated TCE (in billions)(4)	$25.2	$23.4	$23.4	$23.4	$23.4	-	(7%)	$25.2	$23.4	(7%)
RoTCE(4)	6.2%	12.9%	11.1%	14.5%	14.3%	(20) bps	810 bps	5.5%	13.2%	770 bps

Revenue by line of business(1)(5)
Branded Cards	$2,806	$2,892	$2,822	$2,970	$2,952	(1%)	5%	$10,735	$11,636	8%
Retail Services	1,741	1,675	1,649	1,686	1,612	(4%)	(7%)	7,070	6,622	(6%)
Retail Banking	603	661	648	675	729	8%	21%	2,250	2,713	21%
Total	$5,150	$5,228	$5,119	$5,331	$5,293	(1%)	3%	$20,055	$20,971	5%

Key drivers(6) (in billions)
Average loans	$216	$216	$217	$220	$226	3%	5%	$209	$220	5%
ACLL as a % of EOP loans(7)	6.38%	6.51%	6.34%	6.33%	6.00%	(33) bps	(38) bps
NCLs as a % of average loans	3.54%	3.72%	3.49%	3.20%	3.13%	(7) bps	(41) bps	3.62%	3.38%	(24) bps
Average deposits	86	89	90	90	88	(2%)	2%	91	89	(2%)

(1)	See footnote 1 on page 1.
(2)	Primarily related to retail banking and credit card-related fees.
(3)	Primarily related to revenue incentives from card networks and partners.
(4)	TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments’ and component’s average allocated TCE to Citigroup’s total average TCE and Citi’s total average stockholders’ equity.
(5)	Effective January 1, 2025, USPB changed its reporting for certain installment lending products that were transferred from Retail Banking to Branded Cards and Retail Services to reflect where these products are managed. Prior periods were conformed to reflect this change.
(6)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(7)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

U.S. PERSONAL BANKING

Metrics

						4Q25 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
Key Drivers(1)(2) (in billions of dollars, except as otherwise noted)	2024	2025	2025	2025	2025	3Q25	4Q24

New credit cards account acquisitions (in thousands)
Branded Cards	1,129	1,300	1,194	1,343	1,355	1%	20%
Retail Services	2,391	1,540	2,061	1,868	2,332	25%	(2%)
Credit card spend volume
Branded Cards	$135.4	$125.1	$135.8	$135.6	$141.9	5%	5%
Retail Services	25.2	19.0	22.9	21.5	24.4	13%	(3%)
Average loans(3)
Branded Cards	$116.9	$116.7	$118.0	$120.2	$121.8	1%	4%
Credit cards	113.1	112.9	114.3	116.5	118.0	1%	4%
Personal installment loans (PIL)	3.8	3.8	3.7	3.7	3.8	3%	-
Retail Services	51.9	51.3	50.2	50.3	50.5	-	(3%)
Retail Banking	46.8	47.9	48.7	49.8	53.7	8%	15%
EOP loans(3)
Branded Cards	$121.1	$116.3	$120.2	$121.2	$125.3	3%	3%
Credit cards	117.3	112.6	116.6	117.4	121.5	3%	4%
PIL	3.8	3.7	3.6	3.8	3.8	-	-
Retail Services	53.8	50.2	50.7	50.1	52.2	4%	(3%)
Retail Banking	46.8	48.2	49.3	50.3	54.3	8%	16%
Total revenues, net of interest expenses as a % of average loans
Branded Cards	9.55%	10.05%	9.59%	9.80%	9.62%	(18) bps	7 bps
Retail Services	13.35%	13.24%	13.18%	13.30%	12.66%	(64) bps	(69) bps
NII as a % of average loans(4)
Branded Cards	9.36%	9.79%	9.53%	9.67%	9.84%	17 bps	48 bps
Retail Services	17.06%	17.13%	16.89%	17.31%	16.66%	(65) bps	(40) bps
NCLs as a % of average loans
Branded Cards	3.63%	3.97%	3.80%	3.54%	3.45%	(9) bps	(18) bps
Credit cards	3.55%	3.89%	3.73%	3.45%	3.37%	(8) bps	(18) bps
PIL	6.18%	6.19%	6.18%	6.43%	6.06%	(37) bps	(12) bps
Retail Services	6.21%	6.43%	5.89%	5.28%	5.33%	5 bps	(88) bps
Retail Banking	0.36%	0.25%	0.27%	0.28%	0.33%	5 bps	(3) bps
Loans 90+ days past due as a % of EOP loans
Branded Cards	1.16%	1.18%	1.09%	1.07%	1.13%	6 bps	(3) bps
Credit cards	1.18%	1.20%	1.11%	1.08%	1.15%	7 bps	(3) bps
PIL	0.55%	0.49%	0.58%	0.55%	0.58%	3 bps	3 bps
Retail Services	2.46%	2.38%	2.15%	2.21%	2.20%	(1) bps	(26) bps
Retail Banking(5)	0.31%	0.33%	0.40%	0.40%	0.36%	(4) bps	5 bps
Loans 30-89 days past due as a % of EOP loans
Branded Cards	1.04%	1.03%	0.97%	1.05%	1.10%	5 bps	6 bps
Credit cards	1.03%	1.02%	0.96%	1.04%	1.09%	5 bps	6 bps
PIL	1.34%	1.38%	1.39%	1.24%	1.34%	10 bps	0 bps
Retail Services	2.09%	2.12%	1.96%	2.11%	2.00%	(11) bps	(9) bps
Retail Banking(5)	0.48%	0.56%	0.45%	0.39%	0.46%	7 bps	(2) bps
Branches (actual)	642	644	650	653	655	-	2%
Mortgage originations	$4.2	$2.8	$4.7	$4.6	$5.4	17%	29%

(1)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(2)	See footnote 5 on page 9.
(3)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(4)	Net interest income includes certain fees that are recorded as interest revenue.
(5)	Excludes U.S. government-sponsored agency guaranteed loans.

Reclassified to conform to the current period’s presentation.

ALL OTHER—MANAGED BASIS(1)(2)(3)

(In millions of dollars, except as otherwise noted)

						4Q25 Increase/		Full	Full	FY 2025 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2024 Increase/
	2024	2025	2025	2025	2025	3Q25	4Q24	2024	2025	(Decrease)

Net interest income	$1,182	$1,195	$1,364	$1,278	$1,062	(17%)	(10%)	$5,899	$4,899	(17%)
Non-interest revenue(4)(5)(6)	153	250	334	257	(1,310)	NM	NM	1,604	(469)	NM
Total revenues, net of interest expense	1,335	1,445	1,698	1,535	(248)	NM	NM	7,503	4,430	(41%)
Total operating expenses(4)(6)(7)(8)(9)(10)	2,162	2,224	2,276	2,168	2,025	(7%)	(6%)	9,030	8,693	(4%)
Net credit losses on loans	257	256	256	297	341	15%	33%	928	1,150	24%
Credit reserve build (release) for loans	112	73	70	16	75	369%	(33%)	73	234	221%
Provision (release) for credit losses on unfunded lending commitments	(1)	(1)	(6)	(6)	2	NM	NM	(16)	(11)	31%
Provisions for benefits and claims (PBC), other assets and HTM debt securities	29	31	54	24	31	29%	7%	130	140	8%
Provisions for credit losses and for PBC	397	359	374	331	449	36%	13%	1,115	1,513	36%
Income (loss) from continuing operations before taxes	(1,224)	(1,138)	(952)	(964)	(2,722)	(182%)	(122%)	(2,642)	(5,776)	(119%)
Income taxes (benefits)	(153)	(285)	(364)	(263)	(423)	(61%)	(176%)	(182)	(1,335)	NM
Income (loss) from continuing operations	(1,071)	(853)	(588)	(701)	(2,299)	(228%)	(115%)	(2,460)	(4,441)	(81%)
Income (loss) from discontinued operations, net of taxes	-	(1)	-	(1)	(1)	-	NM	(2)	(3)	(50%)
Noncontrolling interests	(1)	16	(21)	3	16	433%	NM	(30)	14	NM
Net income (loss)	$(1,070)	$(870)	$(567)	$(705)	$(2,316)	(229%)	(116%)	$(2,432)	$(4,458)	(83%)
EOP assets (in billions)	$201	$203	$212	$208	$208	-	3%
Average assets (in billions)	196	204	210	207	200	(3%)	2%	$195	$205	5%
Efficiency ratio	162%	154%	134%	141%	(817%)	NM	NM	120%	196%	7,600 bps
Average allocated TCE (in billions)(11)	$29.5	$37.9	$40.7	$40.9	$39.0	(5%)	32%	$27.6	$39.2	42%

Revenue by line of business
Mexico Consumer/SBMM	$1,422	$1,467	$1,536	$1,722	$1,775	3%	25%	$6,141	$6,500	6%
Asia Consumer(5)(12)	150	135	155	149	(1,434)	NM	NM	812	(995)	NM
Legacy Holdings Assets (LHA)	(9)	19	-	-	(12)	NM	(33%)	(118)	7	NM
Corporate/Other	(228)	(176)	7	(336)	(577)	(72%)	(153%)	668	(1,082)	NM
Total	$1,335	$1,445	$1,698	$1,535	$(248)	NM	NM	$7,503	$4,430	(41%)

Mexico Consumer/SBMM—key indicators (in billions of dollars)
EOP loans	$23.1	$24.1	$26.8	$28.5	$30.0	5%	30%
EOP deposits	34.1	35.3	38.4	40.6	43.8	8%	28%
Average loans	23.4	23.7	25.5	27.2	29.2	7%	25%
NCLs as a % of average loans (Mexico Consumer only)	4.81%	5.51%	5.28%	5.46%	5.91%	45 bps	110 bps
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.43%	1.41%	1.58%	1.60%	1.72%	12 bps	29 bps
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.41%	1.46%	1.52%	1.58%	1.59%	1 bps	18 bps

Asia Consumer—key indicators (in billions of dollars)(13)(14)
EOP loans	$4.7	$4.5	$3.0	$2.7	$2.5	(7%)	(47%)
EOP deposits	7.5	7.4	1.5	1.3	1.1	(15%)	(85%)
Average loans	5.1	4.7	4.0	2.8	2.6	(7%)	(49%)

Legacy Holdings Assets—key indicators (in billions of dollars)
EOP loans	$2.2	$2.2	$2.1	$1.8	$1.8	-	(18%)

(1)

Includes Legacy Franchises (see page 12 for details) and certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations. The results of operations, as well as certain disclosed balance sheet information, for Mexico Consumer/SBMM are presented on a managerial view and include certain intercompany allocations, managerial charges and offshore expenses that reflect the Mexico Consumer/SBMM operations as a component of Citi’s consolidated operations. The Mexico Consumer/SBMM results are therefore not intended to reflect, and may differ (significantly) from, Banamex’s results and operations as a standalone legal entity.

(2)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi’s divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(3)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(4)	See footnote 1 on page 1.
(5)

In 4Q25, Citigroup recognized an approximately $1.2 billion loss recorded in revenue (approximately $1.1 billion after tax) related to the loss on sale of the announced move to held-for-sale of A.O. Citibank (Russia). The loss on sale consists of ($1.556 billion) ($1.506 billion after-tax) in Legacy Franchises and ($32 million) in Corp/Other, partially offset by $356 million in Services, $19 million in Markets and $40 million in Banking. The only tax impact ($50 million tax benefit) was recorded in Legacy Franchises. For additional information, see Citi’s Form 8-K filed on December 29, 2025.

(6)	See footnote 2 on page 14.
(7)	See footnote 3 on page 14.
(8)	See footnote 4 on page 14.
(9)	See footnote 5 on page 14.
(10)	See footnote 6 on page 14.
(11)	TCE is a non-GAAP financial measure. See page 23 for a reconciliation of the summation of the segments’ and component’s average allocated TCE.
(12)	Asia Consumer includes revenues from the Poland and Russia consumer banking businesses.
(13)	Asia Consumer also includes loans and deposits in Poland (through 1Q25) and Russia.
(14)

The key indicators for Asia Consumer also reflect the reclassification of loans and deposits to Other assets and Other liabilities under HFS accounting on Citi’s Consolidated Balance Sheet beginning in 2Q25.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

ALL OTHER—MANAGED BASIS(1)(2)

Legacy Franchises(3)

(In millions of dollars, except as otherwise noted)

						4Q25 Increase/		Full	Full	FY 2025 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2024 Increase/
	2024	2025	2025	2025	2025	3Q25	4Q24	2024	2025	(Decrease)

Net interest income	$1,160	$1,167	$1,271	$1,338	$1,379	3%	19%	$4,887	$5,155	5%
Non-interest revenue(4)(5)(6)	403	454	420	533	(1,050)	NM	NM	1,948	357	(82%)
Total revenues, net of interest expense	1,563	1,621	1,691	1,871	329	(82%)	(79%)	6,835	5,512	(19%)
Total operating expenses(4)(6)(7)(8)(9)(10)	1,381	1,334	1,287	1,320	1,222	(7%)	(12%)	6,011	5,163	(14%)
Net credit losses on loans	257	256	256	297	341	15%	33%	928	1,150	24%
Credit reserve build (release) for loans	112	73	70	16	75	369%	(33%)	73	234	221%
Provision (release) for credit losses on unfunded lending commitments	(1)	(1)	(6)	(6)	2	NM	NM	(16)	(11)	31%
Provisions for benefits and claims (PBC), other assets and HTM debt securities	25	30	51	20	29	45%	16%	125	130	4%
Provisions for credit losses and for PBC	393	358	371	327	447	37%	14%	1,110	1,503	35%
Income (loss) from continuing operations before taxes	(211)	(71)	33	224	(1,340)	NM	NM	(286)	(1,154)	(303%)
Income taxes (benefits)	(53)	(25)	(5)	66	147	123%	NM	(42)	183	NM
Income (loss) from continuing operations	(158)	(46)	38	158	(1,487)	NM	NM	(244)	(1,337)	(448%)
Noncontrolling interests	3	14	(22)	3	9	200%	200%	5	4	(20%)
Net income (loss)	$(161)	$(60)	$60	$155	$(1,496)	NM	NM	$(249)	$(1,341)	(439%)
EOP assets (in billions)	$74	$77	$83	$86	$86	-	16%
Average assets (in billions)	72	77	81	85	87	2%	21%	$74	$83	12%
Efficiency ratio	88%	82%	76%	71%	371%	NM	NM	88%	94%	600 bps
Allocated TCE (in billions)(11)	$6.2	$5.1	$5.1	$5.1	$5.1	-	(18%)	$6.2	$5.1	(18%)

Revenue by reporting unit and line of business
Mexico Consumer/SBMM(3)	$1,422	$1,467	$1,536	$1,722	$1,775	3%	25%	$6,141	$6,500	6%
Asia Consumer(5)(12)	150	135	155	149	(1,434)	NM	NM	812	(995)	NM
Legacy Holdings Assets (LHA)	(9)	19	-	-	(12)	NM	(33%)	(118)	7	NM
Total	$1,563	$1,621	$1,691	$1,871	$329	(82%)	(79%)	$6,835	$5,512	(19%)

Mexico Consumer/SBMM(3)—key indicators (in billions of dollars)
EOP loans	$23.1	$24.1	$26.8	$28.5	$30.0	5%	30%
EOP deposits	34.1	35.3	38.4	40.6	43.8	8%	28%
Average loans	23.4	23.7	25.5	27.2	29.2	7%	25%
NCLs as a % of average loans (Mexico Consumer only)	4.81%	5.51%	5.28%	5.46%	5.91%	45 bps	110 bps
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.43%	1.41%	1.58%	1.60%	1.72%	12 bps	29 bps
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.41%	1.46%	1.52%	1.58%	1.59%	1 bps	18 bps

Asia Consumer—key indicators (in billions of dollars)(13)(14)
EOP loans	$4.7	$4.5	$3.0	$2.7	$2.5	(7%)	(47%)
EOP deposits	7.5	7.4	1.5	1.3	1.1	(15%)	(85%)
Average loans	5.1	4.7	4.0	2.8	2.6	(7%)	(49%)

Legacy Holdings Assets—key indicators (in billions of dollars)
EOP loans	$2.2	$2.2	$2.1	$1.8	$1.8	-	(18%)

(1)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi’s divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information. The results of operations, as well as certain disclosed balance sheet information, for Mexico Consumer/SBMM are presented on a managerial view and include certain intercompany allocations, managerial charges and offshore expenses that reflect the Mexico Consumer/SBMM operations as a component of Citi’s consolidated operations. The Mexico Consumer/SBMM results are therefore not intended to reflect, and may differ (significantly) from, Banamex’s results and operations as a standalone legal entity.

(2)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(3)

Legacy Franchises consists of the consumer franchises in 13 markets across Asia, Poland and Russia that Citi has exited or intends to exit (collectively Asia Consumer); Mexico Consumer/SBMM (consists of Mexico consumer banking (Mexico Consumer) and Small Business and Middle-Market Banking (SBMM), collectively (Mexico Consumer/SBMM)); and Legacy Holdings Assets (primarily North America consumer mortgage loans, Citigroup’s U.K. consumer banking business and other legacy assets).

(4)	See footnote 1 on page 1.
(5)

In 4Q25, Citigroup recognized an approximately $1.2 billion loss recorded in revenue (approximately $1.1 billion after tax) related to the loss on sale of the announced move to held-for-sale of A.O. Citibank (Russia). The loss on sale consists of ($1.556 billion) ($1.506 billion after-tax) in Legacy Franchises and ($32 million) in Corp/Other, partially offset by $356 million in Services, $19 million in Markets and $40 million in Banking. The only tax impact ($50 million tax benefit) was recorded in Legacy Franchises. For additional information, see Citi’s Form 8-K filed on December 29, 2025.

(6)	See footnote 2 on page 14.
(7)	See footnote 3 on page 14.
(8)	See footnote 4 on page 14.
(9)	See footnote 5 on page 14.
(10)	See footnote 6 on page 14.
(11)	TCE is a non-GAAP financial measure. See page 23 for a reconciliation of the summation of the segments’ and component’s average allocated TCE.
(12)	Asia Consumer includes revenues from the Poland and Russia consumer banking businesses.
(13)	Asia Consumer also includes loans and deposits in Poland (through 1Q25) and Russia.
(14)

The key indicators for Asia Consumer also reflect the reclassification of loans and deposits to Other assets and Other liabilities under HFS accounting on Citi’s Consolidated Balance Sheet beginning in 2Q25.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

ALL OTHER

Corporate/Other(1)

(In millions of dollars, except as otherwise noted)

						4Q25 Increase/		Full	Full	FY 2025 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2024 Increase/
	2024	2025	2025	2025	2025	3Q25	4Q24	2024	2025	(Decrease)

Net interest income	$22	$28	$93	$(60)	$(317)	(428%)	NM	$1,012	$(256)	NM
Non-interest revenue	(250)	(204)	(86)	(276)	(260)	6%	(4%)	(344)	(826)	(140%)
Total revenues, net of interest expense	(228)	(176)	7	(336)	(577)	(72%)	(153%)	668	(1,082)	NM
Total operating expenses	781	890	989	848	803	(5%)	3%	3,019	3,530	17%
Provisions for other assets, HTM debt securities and other	4	1	3	4	2	(50%)	(50%)	5	10	100%
Income (loss) from continuing operations before taxes	(1,013)	(1,067)	(985)	(1,188)	(1,382)	(16%)	(36%)	(2,356)	(4,622)	(96%)
Income taxes (benefits)	(100)	(260)	(359)	(329)	(570)	(73%)	(470%)	(140)	(1,518)	NM
Income (loss) from continuing operations	(913)	(807)	(626)	(859)	(812)	5%	11%	(2,216)	(3,104)	(40%)
Income (loss) from discontinued operations, net of taxes	-	(1)	-	(1)	(1)	-	NM	(2)	(3)	(50%)
Noncontrolling interests	(4)	2	1	-	7	NM	NM	(35)	10	NM
Net income (loss)	$(909)	$(810)	$(627)	$(860)	$(820)	5%	10%	$(2,183)	$(3,117)	(43%)
EOP assets (in billions)	$127	$126	$129	$122	$122	-	(4%)
Average allocated TCE (in billions)(2)	23.3	32.8	35.6	35.8	33.9	(5%)	45%	$21.4	$34.1	59%

(1)

Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)	TCE is a non-GAAP financial measure. See page 23 for a reconciliation of the summation of the segments’ and component’s average allocated TCE.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

ALL OTHER

RECONCILING ITEMS(1)

Divestiture-Related Impacts

(In millions of dollars, except as otherwise noted)

						4Q25 Increase/		Full	Full	FY 2025 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2024 Increase/
	2024	2025	2025	2025	2025	3Q25	4Q24	2024	2025	(Decrease)

Net interest income	$-	$-	$-	$-	$-	-	-	$-	$-	-
Non-interest revenue(2)	4	-	(177)	2	(1)	NM	NM	26	(176)	NM
Total revenues, net of interest expense	4	-	(177)	2	(1)	NM	NM	26	(176)	NM
Total operating expenses(2)(3)(4)(5)(6)	56	34	37	766	40	(95%)	(29%)	318	877	176%
Net credit losses on loans	-	-	5	(3)	(2)	33%	NM	7	-	(100%)
Credit reserve build (release) for loans	-	(11)	-	-	1	NM	NM	-	(10)	NM
Provision (release) for credit losses on unfunded lending commitments	-	-	-	-	-	-	-	-	-	-
Provisions for benefits and claims (PBC), other assets and HTM debt securities	-	-	-	-	-	-	-	-	-	-
Provisions for credit losses and for PBC	-	(11)	5	(3)	(1)	67%	NM	7	(10)	NM
Income (loss) from continuing operations before taxes	(52)	(23)	(219)	(761)	(40)	95%	23%	(299)	(1,043)	(249%)
Income taxes (benefits)	(16)	(8)	(39)	16	70	338%	NM	(92)	39	NM
Income (loss) from continuing operations	(36)	(15)	(180)	(777)	(110)	86%	(206%)	(207)	(1,082)	(423%)
Income (loss) from discontinued operations, net of taxes	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income (loss)	$(36)	$(15)	$(180)	$(777)	$(110)	86%	(206%)	$(207)	$(1,082)	(423%)

(1)

Reconciling Items consist of the divestiture-related impacts excluded from the results of All Other, as well as All Other—Legacy Franchises on a managed basis. The Reconciling Items are fully reflected in Citi’s Consolidated Statement of Income on page 2 for each respective line item.

(2)

2Q25 includes (i) an approximately $186 million loss recorded in revenue (approximately $157 million after tax) related to the announced sale of the Poland consumer banking business; and (ii) approximately $37 million in operating expenses (approximately $26 million after tax) primarily related to separation costs in Mexico. For additional information, see Citi’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025.

(3)

4Q24 includes approximately $56 million in operating expenses (approximately $39 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi’s Annual Report on Form 10-K for the year ended December 31, 2024.

(4)

1Q25 includes approximately $34 million in operating expenses (approximately $23 million after-tax), largely related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025.

(5)

3Q25 includes approximately $766 million in operating expenses (approximately $744 million after-tax), driven by a goodwill impairment charge in Mexico ($726 million ($714 million after-tax)) and separation costs in Mexico. For additional information, see Citi’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025.

(6)	4Q25 includes approximately $40 million in operating expenses (approximately $28 million after-tax), primarily related to separation costs in Mexico.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)(5)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate(4)

(In millions of dollars), except as otherwise noted	4Q24	3Q25	4Q25(5)	4Q24	3Q25	4Q25(5)	4Q24	3Q25	4Q25(5)
Assets
Deposits with banks	$284,050	$332,245	$334,503	$3,010	$3,435	$3,190	4.22%	4.10%	3.78%
Securities borrowed and purchased under resale agreements(6)	324,484	357,804	364,353	6,847	7,003	7,047	8.39%	7.77%	7.67%
Trading account assets(7)	408,741	523,334	523,690	4,494	5,289	5,317	4.37%	4.01%	4.03%
Investments	484,416	449,689	447,982	4,318	4,177	4,192	3.55%	3.69%	3.71%
Consumer loans	388,366	396,333	401,451	9,913	10,150	10,121	10.15%	10.16%	10.00%
Corporate loans	299,641	328,686	335,263	5,378	5,263	5,286	7.14%	6.35%	6.26%
Total loans (net of unearned income)(8)	688,007	725,019	736,714	15,291	15,413	15,407	8.84%	8.43%	8.30%
Other interest-earning assets	71,125	83,974	96,205	1,112	1,400	1,521	6.22%	6.61%	6.27%
Total average interest-earning assets	$2,260,823	$2,472,065	$2,503,447	$35,072	$36,717	$36,674	6.17%	5.89%	5.81%

Liabilities
Deposits	$1,116,527	$1,180,367	$1,218,253	$9,361	$9,163	$8,680	3.34%	3.08%	2.83%
Securities loaned and sold under repurchase agreements(6)	317,665	401,821	384,902	6,628	7,356	7,101	8.30%	7.26%	7.32%
Trading account liabilities(7)	91,601	107,815	103,820	933	755	753	4.05%	2.78%	2.88%
Short-term borrowings and other interest-bearing liabilities	123,004	147,175	154,999	1,830	1,933	1,907	5.92%	5.21%	4.88%
Long-term debt(9)	177,288	187,340	186,846	2,562	2,543	2,543	5.75%	5.39%	5.40%
Total average interest-bearing liabilities	$1,826,085	$2,024,518	$2,048,820	$21,314	$21,750	$20,984	4.64%	4.26%	4.06%

Net interest income as a % of average interest-earning assets (NIM)(9)				$13,758	$14,967	$15,690	2.42%	2.40%	2.49%

4Q25 increase (decrease) from:							7 bps	9 bps

(1)

Interest income and Net interest income include the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $25 million for 4Q24, $27 million for 3Q25 and $25 million for 4Q25.

(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate percentage is calculated as annualized interest over average volumes.
(5)	4Q25 is preliminary.
(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)

Interest expense on Trading account liabilities of Services, Markets, and Banking is reported as a reduction of Interest income. Interest income and Interest expense on cash collateral positions are reported in Trading account assets and Trading account liabilities, respectively.

(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions revenue.

Reclassified to conform to the current period’s presentation.

END-OF-PERIOD LOANS(1)(2)

(In billions of dollars)

						4Q25 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2024	2025	2025	2025	2025	3Q25	4Q24

Corporate loans by region
North America	$130.8	$138.7	$146.5	$150.1	$155.2	3%	19%
International	170.6	177.0	183.1	185.2	188.5	2%	10%
Total corporate loans	$301.4	$315.7	$329.6	$335.3	$343.7	3%	14%

Corporate loans by segment and reporting unit
Services	$87.9	$98.0	$96.4	$99.4	$99.5	-	13%
Markets	125.3	129.8	144.3	149.7	159.4	6%	27%
Banking	82.1	81.4	81.9	78.8	77.2	(2%)	(6%)
All Other - Legacy Franchises - Mexico SBMM & AFG(3)	6.1	6.5	7.0	7.4	7.6	3%	25%
Total corporate loans	$301.4	$315.7	$329.6	$335.3	$343.7	3%	14%

Wealth by region
North America	$98.0	$96.7	$98.0	$97.9	$95.9	(2%)	(2%)
International	49.5	50.6	52.7	53.5	54.1	1%	9%
Total	$147.5	$147.3	$150.7	$151.4	$150.0	(1%)	2%

USPB(4)
Branded Cards	$121.1	$116.3	$120.2	$121.2	$125.3	3%	3%
Credit cards	117.3	112.6	116.6	117.4	121.5	3%	4%
Personal installment loans (PIL)	3.8	3.7	3.6	3.8	3.8	-	-
Retail Services	53.8	50.2	50.7	50.1	52.2	4%	(3%)
Retail Banking	46.8	48.2	49.3	50.3	54.3	8%	16%
Total	$221.7	$214.7	$220.2	$221.6	$231.8	5%	5%

All Other—Consumer
Mexico Consumer	$17.2	$17.9	$20.0	$21.2	$22.5	6%	31%
Asia Consumer(5)	4.7	4.5	3.0	2.7	2.5	(7%)	(47%)
Legacy Holdings Assets (LHA)	2.0	1.9	1.9	1.7	1.7	-	(15%)
Total	$23.9	$24.3	$24.9	$25.6	$26.7	4%	12%

Total consumer loans	$393.1	$386.3	$395.8	$398.6	$408.5	2%	4%

Total loans—EOP	$694.5	$702.1	$725.3	$733.9	$752.2	2%	8%

Total loans—average	$688.0	$690.7	$712.2	$725.0	$736.7	2%	7%

NCLs as a % of total average loans	1.30%	1.44%	1.26%	1.21%	1.18%	0 bps	(12) bps

(1)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM, and the AFG.
(2)	Consumer loans include loans managed by USPB, Wealth, and All Other—Legacy Franchises (other than Mexico SBMM, and the AFG).
(3)	Includes Legacy Franchises corporate loans activity related to Mexico SBMM and AFG (AFG was previously reported in Markets; all periods have been reclassified to reflect this move into Legacy Franchises), as well as other LHA corporate loans.
(4)	See footnote 5 on page 9.
(5)	Asia Consumer also includes loans in Poland (through 1Q25) and Russia.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

END-OF-PERIOD DEPOSITS

(In billions of dollars)

						4Q25 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2024	2025	2025	2025	2025	3Q25	4Q24

Services, Markets, and Banking by region
North America	$397.8	$406.2	$414.4	$428.4	$452.8	6%	14%
International	422.5	444.4	477.2	483.1	481.3	-	14%
Total	$820.3	$850.6	$891.6	$911.5	$934.1	2%	14%

Treasury and Trade Solutions	$680.7	$692.1	$726.4	$740.0	$779.4	5%	14%
Securities Services	126.3	140.9	148.1	151.3	138.4	(9%)	10%
Services	$807.0	$833.0	$874.5	$891.3	$917.8	3%	14%
Markets(1)	12.7	17.1	16.7	19.4	15.9	(18%)	25%
Banking	0.6	0.5	0.4	0.8	0.4	(50%)	(33%)
Total	$820.3	$850.6	$891.6	$911.5	$934.1	2%	14%

Wealth
North America	$189.5	$186.3	$186.8	$188.9	$197.2	4%	4%
International	123.3	122.4	123.1	129.2	126.9	(2%)	3%
Total	$312.8	$308.7	$309.9	$318.1	$324.1	2%	4%

USPB	$89.4	$92.4	$90.5	$89.6	$88.4	(1%)	(1%)

All Other
Legacy Franchises
Mexico Consumer	$26.0	$25.6	$28.5	$29.7	$33.3	12%	28%
Mexico SBMM—corporate	8.1	9.7	9.9	10.9	10.5	(4%)	30%
Asia Consumer(2)	7.5	7.4	1.5	1.3	1.1	(15%)	(85%)
Legacy Holdings Assets (LHA)(3)	0.2	0.1	0.1	0.1	0.1	-	(50%)
Corporate/Other(1)	20.2	21.9	25.7	22.7	12.0	(47%)	(41%)
Total	$62.0	$64.7	$65.7	$64.7	$57.0	(12%)	(8%)

Total deposits—EOP	$1,284.5	$1,316.4	$1,357.7	$1,383.9	$1,403.6	1%	9%

Total deposits—average	$1,320.4	$1,305.0	$1,342.8	$1,382.2	$1,422.3	3%	8%

(1)	During the third quarter of 2024, approximately $9 billion of institutional deposits were moved from Markets to Corporate/Other, as they are managed by Citi Treasury. Prior periods were not impacted.
(2)	Asia Consumer also includes deposits in Poland (through 1Q25) and Russia.
(3)	LHA includes deposits from the U.K. consumer banking business.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES (ACL) ROLLFORWARD

(In millions of dollars, except ratios)

																ACLL/EOP
	Balance	Builds (Releases)					FY 2024	Balance	Builds (Releases)					YTD 2025	Balance	Loans
	12/31/23	1Q24	2Q24	3Q24	4Q24	FY 2024	FX/Other	12/31/24	1Q25	2Q25	3Q25	4Q25	YTD 2025	FX/Other(1)	12/31/25	12/31/25

Allowance for credit losses on loans (ACLL)
Services	$397	$34	$(100)	$7	$(71)	$(130)	$(3)	$264	$24	$53	$(4)	$(18)	$55	$8	$327
Markets	820	120	(111)	37	167	213	(3)	1,030	48	53	(44)	(73)	(16)	13	1,027
Banking	1,376	(89)	(51)	62	(122)	(200)	(9)	1,167	78	137	38	136	389	22	1,578
Legacy Franchises corporate (Mexico SBMM & AFG(2))	121	(8)	(12)	(3)	10	(13)	(13)	95	4	16	(12)	6	14	12	121
Total corporate ACLL	$2,714	$57	$(274)	$103	$(16)	$(130)	$(28)	$2,556	$154	$259	$(22)	$51	$442	$55	$3,053	0.91%
U.S. Cards(3)	$12,626	$326	$357	$10	$221	$914	$20	$13,560	$(169)	$(12)	$44	$(102)	$(239)	$3	$13,324	7.67%
Installment loans(4)	319	13	30	30	32	105	1	425	(5)	7	11	(15)	(2)	(1)	422
Retail Banking(4)	157	(2)	(5)	1	(7)	(13)	-	144	3	(1)	9	4	15	-	159
Total USPB	$13,102	$337	$382	$41	$246	$1,006	$21	$14,129	$(171)	$(6)	$64	$(113)	$(226)	$2	$13,905
Wealth	767	(190)	(43)	8	(11)	(236)	(2)	529	61	(64)	(25)	2	(26)	7	510
All Other—consumer	1,562	(85)	11	58	102	86	(288)	1,360	58	54	28	70	210	209	1,779
Total consumer ACLL	$15,431	$62	$350	$107	$337	$856	$(269)	$16,018	$(52)	$(16)	$67	$(41)	$(42)	$218	$16,194	3.96%
Total ACLL	$18,145	$119	$76	$210	$321	$726	$(297)	$18,574	$102	$243	$45	$10	$400	$273	$19,247	2.58%
Allowance for credit losses on unfunded lending commitments (ACLUC)	$1,728	$(98)	$(8)	$105	$(118)	$(119)	$(8)	$1,601	$108	$(19)	$100	$13	$202	$30	$1,833
Total ACLL and ACLUC	19,873	21	68	315	203	607	(305)	20,175	210	224	145	23	602	303	21,080
Other(5)(6)	1,883	14	107	160	131	412	(293)	2,002	34	388	74	(17)	479	(2,188)	293
Total ACL	$21,756	$35	$175	$475	$334	$1,019	$(598)	$22,177	$244	$612	$219	$6	$1,081	$(1,885)	$21,373

(1)	Primarily includes FX translation on the EOP ACL balances.
(2)	See footnote 3 on page 16.
(3)	The December 31, 2024 ACLL balance includes approximately $20 million related to an acquired portfolio, which is also reflected in the FX/Other column in this table.
(4)	See footnote 5 on page 9.
(5)	Includes ACL activity on HTM securities and Other assets.
(6)	The decrease in the Other ACL at December 31, 2025, represents the held-for-sale accounting treatment for A.O. Citibank (Russia), wherein the assets and liabilities of A.O. Citibank were reclassified to Other assets and Other liabilities.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND

UNFUNDED LENDING COMMITMENTS (ACLUC)

(In millions of dollars)

						4Q25 Increase/		Full	Full	FY 2025 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2024 Increase/
	2024	2025	2025	2025	2025	3Q25	4Q24	2024	2025	(Decrease)

Total Citigroup
Allowance for credit losses on loans (ACLL) at beginning of period	$18,356	$18,574	$18,726	$19,123	$19,206	-	5%	$18,145	$18,574	2%
Gross credit (losses) on loans	(2,680)	(2,926)	(2,723)	(2,726)	(2,724)	-	(2%)	(10,694)	(11,099)	(4%)
Gross recoveries on loans	438	467	489	512	534	4%	22%	1,694	2,002	18%
Net credit (losses) / recoveries on loans (NCLs)	(2,242)	(2,459)	(2,234)	(2,214)	(2,190)	(1%)	(2%)	(9,000)	(9,097)	1%
Replenishment of NCLs	2,242	2,459	2,234	2,214	2,190	(1%)	(2%)	9,000	9,097	1%
Net reserve builds / (releases) for loans	321	102	243	45	10	(78%)	(97%)	726	400	(45%)
Provision for credit losses on loans (PCLL)	2,563	2,561	2,477	2,259	2,200	(3%)	(14%)	9,726	9,497	(2%)
Other, net(1)(2)(3)(4)(5)(6)	(103)	50	154	38	31	(18%)	NM	(297)	273	NM
ACLL at end of period (a)	$18,574	$18,726	$19,123	$19,206	$19,247	-	4%	$18,574	$19,247	4%

Allowance for credit losses on unfunded lending commitments (ACLUC)(7) (a)	$1,601	$1,720	$1,721	$1,820	$1,833	1%	14%	$1,601	$1,833	14%

Provision (release) for credit losses on unfunded lending commitments	$(118)	$108	$(19)	$100	$13	(87%)	NM	$(119)	$202	NM

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (a)]	$20,175	$20,446	$20,844	$21,026	$21,080	-	4%	$20,175	$21,080	4%

Total ACLL as a percentage of total loans(8)	2.71%	2.70%	2.67%	2.65%	2.58%	(7) bps	(13) bps

Consumer
ACLL at beginning of period	$15,765	$16,018	$16,001	$16,100	$16,205	1%	3%	$15,431	$16,018	4%

NCLs	(2,191)	(2,277)	(2,185)	(2,122)	(2,148)	1%	(2%)	(8,603)	(8,732)	1%
Replenishment of NCLs	2,191	2,277	2,185	2,122	2,148	1%	(2%)	8,603	8,732	1%
Net reserve builds / (releases) for loans	337	(52)	(16)	67	(41)	NM	NM	856	(42)	NM
Provision for credit losses on loans (PCLL)	2,528	2,225	2,169	2,189	2,107	(4%)	(17%)	9,459	8,690	(8%)
Other, net(1)(2)(3)(4)(5)(6)	(84)	35	115	38	30	(21%)	NM	(269)	218	NM
ACLL at end of period (b)	$16,018	$16,001	$16,100	$16,205	$16,194	-	1%	$16,018	$16,194	1%

Consumer ACLUC(7) (b)	$34	$31	$24	$20	$24	20%	(29%)	$34	$24	(29%)

Provision (release) for credit losses on unfunded lending commitments	$(2)	$(3)	$(1)	$(4)	$3	NM	NM	$(25)	$(5)	80%

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (b)]	$16,052	$16,032	$16,124	$16,225	$16,218	-	1%	$16,052	$16,218	1%

Consumer ACLL as a percentage of total consumer loans	4.08%	4.14%	4.07%	4.07%	3.96%	(11) bps	(12) bps

Corporate
ACLL at beginning of period	$2,591	$2,556	$2,725	$3,023	$3,001	(1%)	16%	$2,714	$2,556	(6%)

NCLs	(51)	(182)	(49)	(92)	(42)	(54%)	(18%)	(397)	(365)	(8%)
Replenishment of NCLs	51	182	49	92	42	(54%)	(18%)	397	365	(8%)
Net reserve builds / (releases) for loans	(16)	154	259	(22)	51	NM	NM	(130)	442	NM
Provision for credit losses on loans (PCLL)	35	336	308	70	93	33%	166%	267	807	202%
Other, net(1)	(19)	15	39	-	1	NM	NM	(28)	55	NM
ACLL at end of period (c)	$2,556	$2,725	$3,023	$3,001	$3,053	2%	19%	$2,556	$3,053	19%

Corporate ACLUC(7) (c)	$1,567	$1,689	$1,697	$1,800	$1,809	1%	15%	$1,567	$1,809	15%

Provision (release) for credit losses on unfunded lending commitments	$(116)	$111	$(18)	$104	$10	(90%)	NM	$(94)	$207	NM

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (c)]	$4,123	$4,414	$4,720	$4,801	$4,862	1%	18%	$4,123	$4,862	18%

Corporate ACLL as a percentage of total corporate loans(9)	0.87%	0.89%	0.94%	0.92%	0.91%	(1) bps	4 bps

Footnotes to this table are on the following page (page 20).

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND

UNFUNDED LENDING COMMITMENTS (ACLUC)

The following footnotes relate to the table on the preceding page (page 19):

(1)

Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(2)	4Q24 primarily relates to FX translation.
(3)	1Q25 primarily relates to FX translation.
(4)

2Q25 includes an approximate $25 million reclass related to Citi’s agreement to sell its Poland consumer banking business. That ACLL was transferred to Other assets beginning June 30, 2025. 2Q25 also includes FX translation.

(5)	3Q25 primarily relates to FX translation.
(6)	4Q25 primarily relates to FX translation.
(7)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(8)

Excludes loans that are carried at fair value of $8.0 billion, $8.2 billion, $9.3 billion, $7.9 billion, and $6.9 billion at December 31, 2024, March 31, 2025, June 30, 2025, September 30, 2025, and December 31, 2025, respectively.

(9)

Excludes loans that are carried at fair value of $7.8 billion, $7.9 billion, $9.2 billion, $7.9 billion, and $6.9 billion at December 31, 2024, March 31, 2025, June 30, 2025, September 30, 2025, and December 31, 2025, respectively.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						4Q25 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2024	2025	2025	2025	2025	3Q25	4Q24

Corporate non-accrual loans by region(1)
North America	$757	$822	$953	$1,280	$1,145	(11%)	51%
International	620	554	769	791	856	8%	38%
Total	$1,377	$1,376	$1,722	$2,071	$2,001	(3%)	45%

Corporate non-accrual loans(1)
Banking	$498	$510	$502	$820	$919	12%	85%
Services	65	110	134	187	337	80%	418%
Markets	715	631	932	926	622	(33%)	(13%)
Mexico SBMM & AFG	99	125	154	138	123	(11%)	24%
Total	$1,377	$1,376	$1,722	$2,071	$2,001	(3%)	45%

Consumer non-accrual loans(1)
Wealth	$404	$415	$637	$583	$526	(10%)	30%
USPB	290	305	329	325	343	6%	18%
Mexico Consumer	411	416	485	526	585	11%	42%
Asia Consumer(2)	19	20	16	16	15	(6%)	(21%)
Legacy Holdings Assets—Consumer	186	172	165	157	149	(5%)	(20%)
Total	$1,310	$1,328	$1,632	$1,607	$1,618	1%	24%

Total non-accrual loans (NAL)	$2,687	$2,704	$3,354	$3,678	$3,619	(2%)	35%

Other real estate owned (OREO)(3)	$18	$21	$26	$29	$22	(24%)	22%

NAL as a percentage of total loans	0.39%	0.39%	0.46%	0.50%	0.48%	(2) bps	9 bps

ACLL as a percentage of NAL	691%	693%	570%	522%	532%

(1)	Corporate loans are placed on non-accrual status based on a review by Citigroup’s risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans. The balances above represent non-accrual loans within Consumer loans and Corporate loans on the Consolidated Balance Sheet.
(2)	Asia Consumer also includes Non-accrual assets in Poland (through 1Q25) and Russia.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

COMMON EQUITY TIER 1 (CET1) CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS,

(In millions of dollars or shares, except per share amounts and ratios)

	December 31,	March 31,	June 30,	September 30,	December 31,
CET1 Capital and Ratio and Components(1)	2024	2025	2025	2025	2025(2)

Citigroup common stockholders’ equity(3)	$190,815	$194,125	$196,931	$194,038	$192,304
Add: qualifying noncontrolling interests	186	192	200	217	214
Regulatory capital adjustments and deductions:
Add:
CECL transition provision(4)	757	-	-	-	-
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax	(220)	(213)	(141)	(116)	10
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax	(910)	(32)	(408)	(1,443)	(1,919)
Intangible assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	17,994	18,122	18,524	17,876	18,482
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	3,357	3,291	3,236	3,169	3,135
Defined benefit pension plan net assets and other	1,504	1,532	1,610	1,725	1,831
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards(6)	11,628	11,517	11,163	10,807	10,784
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)(8)	3,042	4,261	4,204	3,757	3,119
CET1 Capital	$155,363	$155,839	$158,943	$158,480	$157,076
Risk-Weighted Assets (RWA)(4)	$1,139,988	$1,162,306	$1,178,756	$1,194,274	$1,192,528
CET1 Capital ratio (CET1/RWA)	13.63%	13.41%	13.48%	13.27%	13.2%

Supplementary Leverage Ratio and Components
CET1(4)	$155,363	$155,839	$158,943	$158,480	$157,076
Additional Tier 1 Capital (AT1)(7)	19,164	19,675	17,676	20,313	22,660
Total Tier 1 Capital (T1C) (CET1 + AT1)	$174,527	$175,514	$176,619	$178,793	$179,736
Total Leverage Exposure (TLE)(4)	$2,985,418	$3,033,450	$3,195,323	$3,236,413	$3,275,264
Supplementary Leverage ratio (T1C/TLE)(4)	5.85%	5.79%	5.53%	5.52%	5.5%

(1)	See footnote 3 on page 1.
(2)	December 31, 2025 is preliminary.
(3)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(4)	See footnote 4 on page 1.
(5)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(6)	Represents deferred tax excludable from Basel III CET1 Capital, which includes net DTAs arising from net operating loss, foreign tax credit, and general business credit tax carry-forwards and DTAs arising from temporary differences (future deductions) that are deducted from CET1 Capital exceeding the 10% limitation.
(7)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.
(8)	Assets subject to 10% / 15% limitations include MSRs, DTAs arising from temporary differences, and significant common stock investments in unconsolidated financial institutions. For all periods presented, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

Reclassified to conform to the current period’s presentation.

TANGIBLE COMMON EQUITY, COMMON EQUITY, BOOK VALUE

PER SHARE, TANGIBLE BOOK VALUE PER SHARE (TBVPS),

RETURNS ON COMMON EQUITY (RoCE) AND

TANGIBLE COMMON EQUITY (RoTCE)

(In millions of dollars or shares, except per share amounts and ratios)

						4Q25 Increase/		Full	Full	FY 2025 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2024 Increase/
	2024	2025	2025	2025	2025	3Q25	4Q24	2024	2025	(Decrease)
Tangible Common Equity, Book Value Per Share and Tangible Book Value Per Share
Common stockholders’ equity	$190,748	$194,058	$196,872	$193,973	$192,241
Less:
Goodwill	19,300	19,422	19,878	19,126	19,098
Identifiable Intangible assets (other than MSRs)	3,734	3,679	3,639	3,582	3,525
Goodwill and identifiable intangible assets (other than MSRs) related to businesses HFS	16	16	16	-	-
Tangible common equity (TCE)(1)	$167,698	$170,941	$173,339	$171,265	$169,618
Common shares outstanding (CSO)	1,877.1	1,867.7	1,840.9	1,789.3	1,747.5
Book value per share (common equity/CSO)	$101.62	$103.90	$106.94	$108.41	$110.01
Tangible book value per share (TCE/CSO)(1)	$89.34	$91.52	$94.16	$95.72	$97.06

Return on Common Equity and Return on Tangible Common Equity (RoTCE)

Net Income	$2,856	$4,064	$4,019	$3,752	$2,471			$12,682	$14,306
Preferred Dividends	256	269	287	274	284			1,054	1,114
Net Income Available to Common Shareholders	2,600	3,795	3,732	3,478	2,187			11,628	13,192
Average Common Stockholders’ Equity	191,624	191,794	195,622	195,471	193,205			190,070	194,023
Less:
Average Goodwill & Intangibles	22,981	22,474	23,482	23,169	22,763			23,349	23,451
Average TCE	$168,643	$169,320	$172,140	$172,302	$170,442			$166,721	$170,572

Return on Average Common Stockholders’ Equity (RoCE)	5.4%	8.0%	7.7%	7.1%	4.5%			6.1%	6.8%
RoTCE	6.1%	9.1%	8.7%	8.0%	5.1%			7.0%	7.7%

Average TCE (in billions of dollars)(1)(2)
Services	$24.9	$24.7	$24.7	$24.7	$24.7			$24.9	$24.7	(1%)
Markets	54.0	50.4	50.4	50.4	50.4			54.0	50.4	(7%)
Banking	21.8	20.6	20.6	20.6	20.6			21.8	20.6	(6%)
Wealth	13.2	12.3	12.3	12.3	12.3			13.2	12.3	(7%)
USPB	25.2	23.4	23.4	23.4	23.4			25.2	23.4	(7%)
All Other	29.5	37.9	40.7	40.9	39.0			27.6	39.2	42%
Total Citi average TCE	$168.6	$169.3	$172.1	$172.3	$170.4	(1%)	1%	$166.7	$170.6	2%
Add:
Average goodwill	$19.4	$18.8	$19.8	$19.6	$19.2			$20.5	$19.8	(3%)
Average intangible assets (other than MSRs)	3.6	3.7	3.7	3.6	3.6			2.9	3.6	24%
Average goodwill and identifiable intangible assets (other than MSRs) related to businesses HFS	-	-	-	-	-			-	-	-
Total Citi average common stockholders’ equity (in billions of dollars)	$191.6	$191.8	$195.6	$195.5	$193.2	(1%)	1%	$190.1	$194.0	2%

Income (loss) available to common shareholders (in billions of dollars)(3)
Services	$1.9	$1.6	$1.4	$1.8	$2.2	22%	16%	$6.5	$7.1	9%
Markets	1.0	1.8	1.7	1.6	0.8	(50%)	(20%)	4.9	5.9	20%
Banking	0.4	0.5	0.5	0.6	0.7	17%	75%	1.5	2.3	53%
Wealth	0.3	0.3	0.5	0.4	0.3	(25%)	-	1.0	1.5	50%
USPB	0.4	0.7	0.6	0.9	0.8	(11%)	100%	1.4	3.1	121%
All Other—managed basis(3)	(1.4)	(1.1)	(0.8)	(1.0)	(2.5)	(150%)	(79%)	(3.5)	(5.6)	(60%)
Reconciling Items—divestiture-related impacts(4)	-	-	(0.2)	(0.8)	(0.1)	88%	NM	(0.2)	(1.1)	(450%)
Total Citi -- Income (loss) available to common shareholders(3)	$2.6	$3.8	$3.7	$3.5	$2.2	(37%)	(15%)	$11.6	$13.2	14%

RoTCE(1)
Services	29.9%	26.2%	23.3%	28.9%	36.1%	720 bps	620 bps	26.0%	28.6%	260 bps
Markets	7.4%	14.3%	13.8%	12.3%	6.2%	(610) bps	(120) bps	9.1%	11.6%	250 bps
Banking	6.5%	10.7%	9.0%	12.3%	13.2%	90 bps	670 bps	7.0%	11.3%	430 bps
Wealth	10.1%	9.4%	16.1%	12.1%	10.9%	(120) bps	80 bps	7.6%	12.1%	450 bps
USPB	6.2%	12.9%	11.1%	14.5%	14.3%	(20) bps	810 bps	5.5%	13.2%	770 bps
All Other—managed basis(3)	(17.9%)	(12.2%)	(8.4%)	(9.5%)	(26.4%)	(1,690) bps	(850) bps	(12.6%)	(14.2%)	(160) bps
Reconciling Items—divestiture-related impacts(4)	N/A	N/A	N/A	N/A	N/A			N/A	N/A

Total Citi -- RoTCE	6.1%	9.1%	8.7%	8.0%	5.1%	(290) bps	(100) bps	7.0%	7.7%	70 bps

(1)	TCE, TBVPS and RoTCE are non-GAAP financial measures. RoTCE represents annualized net income available to common shareholders as a percentage of average TCE.
(2)	Tangible Common Equity is allocated to each segment based on Citi’s allocation methodology which incorporates Basel III standardized risk-weighted assets, the global systemically important banks (GSIB) surcharge, a simulation of TCE in severe stress environments, as well as a leverage component. The allocation methodology, including underlying assumptions and judgments used to allocate TCE, are periodically reassessed and as a result, the TCE allocated to the segments may change.
(3)	Represents Net income (loss), less Preferred Stock dividends. See table above for dividend amounts.
(4)	Reconciling Items consist of the divestiture-related impacts excluded from the results of All Other, as well as All Other - Legacy Franchises on a managed basis. For a reconciliation of these results, see page 14.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

FX Impact

(In millions of dollars)

						4Q25 Increase/		Full	Full	FY 2025 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2024 Increase/
	2024	2025	2025	2025	2025	3Q25	4Q24	2024	2025	(Decrease)
Foreign currency (FX) translation impact

Total Citigroup

Total revenues - as reported	$19,465	$21,596	$21,668	$22,090	$19,871	(10%)	2%	$80,722	$85,225	6%
Impact of FX translation(1)	313	372	88	44	-			(456)	-
Total revenues - Ex-FX(1)	$19,778	$21,968	$21,756	$22,134	$19,871	(10%)	-	$80,266	$85,225	6%

Total operating expenses - as reported	$13,070	$13,425	$13,577	$14,290	$13,840	(3%)	6%	$53,567	$55,132	3%
Impact of FX translation(1)	296	322	31	18	-			47	-
Total operating expenses - Ex-FX(1)	$13,366	$13,747	$13,608	$14,308	$13,840	(3%)	4%	$53,614	$55,132	3%

Total provisions for credit losses & PBC - as reported	$2,593	$2,723	$2,872	$2,450	$2,220	(9%)	(14%)	$10,109	$10,265	2%
Impact of FX translation(1)	215	71	20	5	-			109	-
Total provisions for credit losses & PBC - Ex-FX(1)	$2,808	$2,794	$2,892	$2,455	$2,220	(10%)	(21%)	$10,218	$10,265	-

Total EBIT - as reported	$3,802	$5,448	$5,219	$5,350	$3,811	(29%)	-	$17,046	$19,828	16%
Impact of FX translation(1)	(198)	(21)	37	21	-			(612)	-
Total EBIT - Ex-FX(1)	$3,604	$5,427	$5,256	$5,371	$3,811	(29%)	6%	$16,434	$19,828	21%

Total EOP Loans - as reported	$695	$702	$725	$734	$752	2%	8%
Impact of FX translation(2)	14	10	1	-	-
Total EOP Loans - Ex-FX(2)	$709	$712	$726	$734	$752	2%	6%

Total EOP Deposits - as reported	$1,285	$1,316	$1,358	$1,384	$1,404	1%	9%
Impact of FX translation(2)	33	22	-	1	-
Total EOP Deposits - Ex-FX(2)	$1,318	$1,338	$1,358	$1,385	$1,404	1%	7%

Total Average Loans - as reported	$688	$691	$712	$725	$737	2%	7%	$684	$716	5%
Impact of FX translation(2)	8	10	3	-	-			1	-
Total Average Loans - Ex-FX(2)	$696	$701	$715	$725	$737	2%	6%	$685	$716	5%

Total Average Deposits - as reported	$1,320	$1,305	$1,343	$1,382	$1,422	3%	8%	$1,317	$1,363	3%
Impact of FX translation(2)	20	24	6	(1)	-			3	-
Total Average Deposits - Ex-FX(2)	$1,340	$1,329	$1,349	$1,381	$1,422	3%	6%	$1,320	$1,363	3%

Legacy Franchises - Mexico Consumer/SBMM

All Other - Legacy Franchises (LF) Mexico Consumer/SBMM Revenues - As Reported	$1,422	$1,467	$1,536	$1,722	$1,775	3%	25%	$6,141	$6,500	6%
Impact of FX translation(2)	143	158	68	26	-			(189)	-
All Other - LF Mexico Consumer/SBMM Revenues - Ex-FX	1,565	1,625	1,604	1,748	1,775	2%	13%	$5,952	$6,500	9%

All Other - Legacy Franchises (LF) Mexico Consumer/SBMM Expenses - As Reported	$1,072	$1,060	$984	$1,772	$962	(46%)	(10%)	$4,415	$4,778	8%
Impact of FX translation(2)	110	129	51	31	-			(145)	-
All Other - LF Mexico Consumer/SBMM Expenses - Ex-FX	1,182	1,189	1,035	1,803	962	(47%)	(19%)	$4,270	$4,778	12%

(1)	Reflects the impact of foreign currency (FX) translation into U.S. dollars at the fourth quarter of 2025 and year-to-date 2025 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.
(2)	Reflects the impact of foreign currency (FX) translation into U.S. dollars at the December 31, 2025 end-of-period exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

Reconciliation of Adjusted Results (Page 1)

(In millions of dollars, except per share amounts and as otherwise noted)

						4Q25 Increase/		Full	Full	FY 2025 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2024 Increase/
	2024	2025	2025	2025	2025	3Q25	4Q24	2024	2025	(Decrease)
Total Citigroup Revenues, Net Interest Income (NII) and Non-Interest Revenues (NIR)

Total Citigroup Revenues - As Reported	$19,465	$21,596	$21,668	$22,090	$19,871	(10%)	2%	$80,722	$85,225	6%
Less:
Total Divestiture-related Impacts on Revenues(1)	4	-	(177)	2	(1)			26	(176)
Total Citigroup Revenues, Excluding Divestitures Impacts(*)	$19,461	$21,596	$21,845	$22,088	$19,872	(10%)	2%	$80,696	$85,401	6%

Total Citigroup Revenues - As Reported	$19,465	$21,596	$21,668	$22,090	$19,871	(10%)	2%	$80,722	$85,225	6%
Less:
Notable Item - Russia HFS Accounting Treatment Loss Impact on Revenues(2)	-	-	-	-	(1,173)			-	(1,173)
Total Citigroup Revenues, Excluding Notable Item(s) Impact(*)	$19,465	$21,596	$21,668	$22,090	$21,044	(5%)	8%	$80,722	$86,398	7%

Total Citigroup Net Interest Income (NII) - As Reported	$13,733	$14,012	$15,175	$14,940	$15,665	5%	14%	$54,095	$59,792	11%
Markets NII(3)	1,856	2,013	2,902	2,251	2,843			7,005	10,009
Citigroup NII Ex-Markets(*)	$11,877	$11,999	$12,273	$12,689	$12,822	1%	8%	$47,090	$49,783	6%

Total Citigroup Non-Interest Revenue (NIR) - As Reported	$5,732	$7,584	$6,493	$7,150	$4,206	(41%)	(27%)	$26,627	$25,433	(4%)
Markets NIR(3)	2,720	3,973	2,977	3,312	1,699			12,831	11,961
Citigroup NIR Ex-Markets(*)	$3,012	$3,611	$3,516	$3,838	$2,507	(35%)	(17%)	$13,796	$13,472	(2%)
Less:
Notable Item - Russia HFS Accounting Treatment Loss Impact on Revenues(4)	-	-	-	-	(1,192)			-	(1,192)
Citigroup NIR Ex-Markets, Excluding Notable Item(s) Impact(*)	$3,012	$3,611	$3,516	$3,838	$3,699	(4%)	23%	$13,796	$14,664	6%

Total Citigroup Operating Expenses

Total Citigroup Operating Expenses - As Reported	$13,070	$13,425	$13,577	$14,290	$13,840	(3%)	6%	$53,567	$55,132	3%
Less:
Notable Item - Mexico Goodwill Impairment Charge Impact on Operating Expenses(5)	-	-	-	726	-			-	726
Total Citigroup Operating Expenses, Excluding Notable Item(s)(*)	$13,070	$13,425	$13,577	$13,564	$13,840	2%	6%	$53,567	$54,406	2%

Total Citigroup Revenues - As Reported	19,465	21,596	21,668	22,090	19,871	(10%)	2%	80,722	85,225	6%
Total Citigroup Operating Expenses - As Reported	$13,070	$13,425	$13,577	$14,290	$13,840	(3%)	6%	$53,567	$55,132	3%
Total Citigroup Efficiency Ratio - As Reported	67.1%	62.2%	62.7%	64.7%	69.6%	490 bps	250 bps	66.4%	64.7%	(170) bps
Less:
Notable Item(s) Impact(s) on Revenues(2)	-	-	-	-	(1,173)			-	(1,173)
Total Citigroup Revenues, Excluding Notable Item(s)(*)	$19,465	$21,596	$21,668	$22,090	$21,044	(5%)	8%	$80,722	$86,398	7%
Less:
Notable Item(s) Impact(s) on Operating Expenses(5)	-	-	-	726	-			-	726
Total Citigroup Operating Expenses, Excluding Notable Item(s)(*)	$13,070	$13,425	$13,577	$13,564	$13,840	2%	6%	$53,567	$54,406	2%
Total Citigroup Efficiency Ratio, Excluding Notable Item(s)(*)	67.1%	62.2%	62.7%	61.4%	65.8%	440 bps	(130) bps	66.4%	63.0%	(340) bps

*	Represents a non-GAAP financial measure.
(1)	See footnote 2 on page 14 for details.
(2)	See footnote 5 on page 12 for details.
(3)	See page 6 for details.
(4)	See footnote 5 on page 12 for details. The amount on this line adds the $19 million impact for Markets because it is already deducted in the Citigroup Ex-Markets NIR number above.
(5)	See footnote 5 on page 14 for details.

Reconciliation of Adjusted Results (Page 2)

(In millions of dollars, except per share amounts and as otherwise noted)

						4Q25 Increase/		Full	Full	FY 2025 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2024 Increase/
	2024	2025	2025	2025	2025	3Q25	4Q24	2024	2025	(Decrease)
Total Citigroup Operating Expenses

Total Citigroup Other Operating Expenses(1) - As Reported	$2,778	$2,483	$2,472	$3,386	$3,168	(6%)	14%	$11,293	$11,509	2%
Less:
Notable Item - Mexico Goodwill Impairment Charge Impact on Other Operating Expenses(2)	-	-	-	726	-			-	726
Total Citigroup Other Operating Expenses, Excluding Notable Item(s)(*)	$2,778	$2,483	$2,472	$2,660	$3,168	19%	14%	$11,293	$10,783	(5%)

Notable Items Adjustments

Total Citigroup Net Income - As Reported	$2,856	$4,064	$4,019	$3,752	$2,471	(34%)	(13%)	$12,682	$14,306	13%
Less Notable Items:
Russia HFS Accounting Treatment Loss Impact on Net Income(3)	-	-	-	-	(1,123)			-	(1,123)
Mexico Goodwill Impairment Charge Impact on Net Income(2)	-	-	-	(714)	-			-	(714)
Total Citigroup Net Income, Excluding Notable Items(*)	$2,856	$4,064	$4,019	$4,466	$3,594	(20%)	26%	$12,682	$16,143	27%

Total Citigroup Diluted EPS - As Reported	$1.34	$1.96	$1.96	$1.86	$1.19	(36%)	(11%)	$5.94	$6.99	18%
Less:
Notable Item(s)(2)(3)	-	-	-	(0.38)	(0.62)			-	(0.98)
Total Citigroup Diluted EPS, Excluding Notable Items(*)	$1.34	$1.96	$1.96	$2.24	$1.81	(19%)	35%	$5.94	$7.97	34%

Total Citigroup Diluted EPS - As Reported	$1.34	$1.96	$1.96	$1.86	$1.19	(36%)	(11%)	$5.94	$6.99	18%
Less:
Notable Item - Russia HFS Accounting Treatment Loss Impact on Net Income(3)	-	-	-	-	(0.62)			-	(0.60)
Total Citigroup Diluted EPS, Excluding Notable Items(*)	$1.34	$1.96	$1.96	$1.86	$1.81	(3%)	35%	$5.94	$7.59	28%

Total Citigroup RoCE - As Reported	5.4%	8.0%	7.7%	7.1%	4.5%	(260) bps	(90) bps	6.1%	6.8%	70 bps
Less:
Notable Item(s)(2)(3)	0 bps	0 bps	0 bps	(140) bps	(230) bps			0 bps	(90) bps
Total Citigroup RoCE, Excluding Notable Items(*)	5.4%	8.0%	7.7%	8.5%	6.8%	(170) bps	140 bps	6.1%	7.7%	160 bps

Total Citigroup RoTCE - As Reported	6.1%	9.1%	8.7%	8.0%	5.1%	(290) bps	(100) bps	7.0%	7.7%	70 bps
Less:
Notable Item(s)(2)(3)	0 bps	0 bps	0 bps	(170) bps	(260) bps			0 bps	(110) bps
Total Citigroup RoTCE, Excluding Notable Items(*)	6.1%	9.1%	8.7%	9.7%	7.7%	(200) bps	160 bps	7.0%	8.8%	180 bps

All Other (Managed Basis)(4)(*)

All Other Revenues - Managed Basis(*)	$1,335	$1,445	$1,698	$1,535	$(248)	NM	NM	$7,503	$4,430	(41%)
Add:
Total Divestiture-related Impacts on Revenues(5)	4	-	(177)	2	(1)			26	(176)
All Other Revenues - U.S. GAAP	$1,339	$1,445	$1,521	$1,537	$(249)	NM	NM	$7,529	$4,254	(43%)

All Other Operating Expenses - Managed Basis(*)	$2,162	$2,224	$2,276	$2,168	$2,025	(7%)	(6%)	$9,030	$8,693	(4%)
Add:
Total Divestiture-related Impacts on Operating Expenses(6)	56	34	37	766	40			318	877
All Other Operating Expenses - U.S. GAAP	$2,218	$2,258	$2,313	$2,934	$2,065	(30%)	(7%)	$9,348	$9,570	2%

All Other Provisions For Credit Losses - Managed Basis(*)	$397	$359	$374	$331	$449	36%	13%	$1,115	$1,513	36%
Add:
Total Divestiture-related Impacts on Provisions For Credit Losses	-	(11)	5	(3)	(1)			7	(10)
All Other Provisions For Credit Losses - U.S. GAAP	$397	$348	$379	$328	$448	37%	13%	$1,122	$1,503	34%

All Other EBIT - Managed Basis(*)	$(1,224)	$(1,138)	$(952)	$(964)	$(2,722)	(182%)	(122%)	$(2,642)	$(5,776)	(119%)
Add:
Total Divestiture-related Impacts on Revenue(5)	4	-	(177)	2	(1)			26	(176)
Total Divestiture-related Impacts on Operating Expenses(6)	(56)	(34)	(37)	(766)	(40)			(318)	(877)
Total Divestiture-related Impacts on Provisions For Credit Losses	-	11	(5)	3	1			(7)	10
All Other EBIT - U.S. GAAP	$(1,276)	$(1,161)	$(1,171)	$(1,725)	$(2,762)	(60%)	(116%)	$(2,941)	$(6,819)	(132%)

*	Represents a non-GAAP financial measure.
(1)	Other operating expenses include the following expense line items: Premises and equipment, Professional services, Advertising and marketing, and Other operating expenses.
(2)	See footnote 5 on page 14 for details.
(3)	See footnote 5 on page 12 for details.
(4)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi’s divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(5)	See footnote 2 on page 14 for details.
(6)	See footnotes 3, 4, 5 and 6 on page 14 for details.

Reconciliation of Adjusted Results (Page 3)

(In millions of dollars, except as otherwise noted)

						4Q25 Increase/		Full	Full	FY 2025 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2024 Increase/
	2024	2025	2025	2025	2025	3Q25	4Q24	2024	2025	(Decrease)

All Other (Managed Basis)(1)(*)

All Other Net Income (Loss) - Managed Basis	$(1,070)	$(870)	$(567)	$(705)	$(2,316)	(229%)	(116%)	$(2,432)	$(4,458)	(83%)
Add:
Total Divestiture-related Impacts on Revenue(2)	4	-	(177)	2	(1)			26	(176)
Total Divestiture-related Impacts on Operating Expenses(3)	(56)	(34)	(37)	(766)	(40)			(318)	(877)
Total Divestiture-related Impacts on Provisions For Credit Losses	-	11	(5)	3	1			(7)	10
Total Divestiture-related Impacts on Income Taxes	16	8	39	(16)	(70)			92	(39)
All Other Net Income (Loss) - U.S. GAAP	$(1,106)	$(885)	$(747)	$(1,482)	$(2,426)	(64%)	(119%)	$(2,639)	$(5,540)	(110%)

Legacy Franchises (LF) (Managed Basis)(1)(*)

Legacy Franchises Revenues (Managed Basis) - As Reported	$1,563	$1,621	$1,691	$1,871	$329	(82%)	(79%)	$6,835	$5,512	(19%)
Less:
Notable Item - Portion of Russia Loss on Sale Impact on LF Revenues(4)	-	-	-	-	(1,556)			-	(1,556)
LF Revenues, Excluding Notable Item(s) Impact(*)	$1,563	$1,621	$1,691	$1,871	$1,885	1%	21%	$6,835	$7,068	3%

LF Revenues - Managed Basis(*)	$1,563	$1,621	$1,691	$1,871	$329	(82%)	(79%)	$6,835	$5,512	(19%)
Add:
Total Divestiture-related Impacts on Revenues(2)	4	-	(177)	2	(1)			26	(176)
LF Revenues - U.S. GAAP	$1,567	$1,621	$1,514	$1,873	$328	(82%)	(79%)	$6,861	$5,336	(22%)

LF Operating Expenses - Managed Basis(*)	$1,381	$1,334	$1,287	$1,320	$1,222	(7%)	(12%)	$6,011	$5,163	(14%)
Add:
Total Divestiture-related Impacts on Operating Expenses(3)	56	34	37	766	40			318	877
LF Operating Expenses - U.S. GAAP	$1,437	$1,368	$1,324	$2,086	$1,262	(40%)	(12%)	$6,329	$6,040	(5%)

LF Provisions For Credit Losses - Managed Basis(*)	$393	$358	$371	$327	$447	37%	14%	$1,110	$1,503	35%
Add:
Total Divestiture-related Impacts on Provisions For Credit Losses	-	(11)	5	(3)	(1)			7	(10)
LF Provisions For Credit Losses - U.S. GAAP	$393	$347	$376	$324	$446	38%	13%	$1,117	$1,493	34%

LF EBIT - Managed Basis(*)	$(211)	$(71)	$33	$224	$(1,340)	NM	NM	$(286)	$(1,154)	(303%)

Add:
Total Divestiture-related Impacts on Revenue(2)	4	-	(177)	2	(1)			26	(176)
Total Divestiture-related Impacts on Operating Expenses(3)	(56)	(34)	(37)	(766)	(40)			(318)	(877)
Total Divestiture-related Impacts on Provisions For Credit Losses	-	11	(5)	3	1			(7)	10
LF EBIT - U.S. GAAP	$(263)	$(94)	$(186)	$(537)	$(1,380)	(157%)	(425%)	$(585)	$(2,197)	(276%)

LF Net Income (Loss) - Managed Basis(*)	$(161)	$(60)	$60	$155	$(1,496)	NM	NM	$(249)	$(1,341)	(439%)
Add:
Total Divestiture-related Impacts on Revenue(2)	4	-	(177)	2	(1)			26	(176)
Total Divestiture-related Impacts on Operating Expenses(3)	(56)	(34)	(37)	(766)	(40)			(318)	(877)
Total Divestiture-related Impacts on Provisions For Credit Losses	-	11	(5)	3	1			(7)	10
Total Divestiture-related Impacts on Income Taxes	16	8	39	(16)	(70)			92	(39)
LF Net Income (Loss) - U.S. GAAP	$(197)	$(75)	$(120)	$(622)	$(1,606)	(158%)	NM	$(456)	$(2,423)	(431%)

*	Represents a non-GAAP financial measure.
(1)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi’s divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(2)	See footnote 2 on page 14 for details.
(3)	See footnotes 3, 4, 5 and 6 on page 14 for details.
(4)	See footnote 5 on page 12 for details.

Reconciliation of Adjusted Results (Page 4)

(In millions of dollars, except as otherwise noted)

						4Q25 Increase/		Full	Full	FY 2025 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2024 Increase/
	2024	2025	2025	2025	2025	3Q25	4Q24	2024	2025	(Decrease)

Services

Services Revenues - As Reported	$5,165	$4,889	$5,062	$5,363	$5,942	11%	15%	$19,618	$21,256	8%
Less:
Notable Item - Portion of Russia HFS Impact on Sale Impact on Services Revenues(1)	-	-	-	-	356			-	356
Services Revenues, Excluding Notable Item(s) Impact(*)	$5,165	$4,889	$5,062	$5,363	$5,586	4%	8%	$19,618	$20,900	7%

Services Non-Interest Revenue (NIR) - As Reported	$1,719	$1,391	$1,432	$1,540	$1,892	23%	10%	$6,195	$6,255	1%
Less:
Notable Item - Portion of Russia HFS Impact on Sale Impact on Services Revenues(1)	-	-	-	-	356			-	356
Services NIR, Excluding Notable Item(s) Impact(*)	$1,719	$1,391	$1,432	$1,540	$1,536	-	(11%)	$6,195	$5,899	(5%)

Banking Corporate Lending Revenues

Banking - Corporate Lending Revenues - As Reported	$316	$917	$940	$986	$938	(5%)	197%	$2,564	$3,781	47%
Gain (loss) on loan hedges(2)	(6)	14	(62)	(44)	(26)			(180)	(118)
Banking - Corp Lending Revenues - Excluding Gain (loss) on loan hedges(*)	$322	$903	$1,002	$1,030	$964	(6%)	199%	$2,744	$3,899	42%

*	Represents a non-GAAP financial measure.
(1)	See footnote 5 on page 12 for details.
(2)	See page 7 for details.

Reconciliation of Adjusted Results (Page 5)

(In millions of dollars, or as otherwise noted)

	Full	Full	Full	Full	Full	FY 2025 vs.	2021 to
	Year	Year	Year	Year	Year	FY 2024 Increase/	2025
	2021	2022	2023	2024	2025	(Decrease)	CAGR(1)

Total Citigroup Revenues

Total Citigroup Revenues - As Reported	$71,574	$74,982	$78,066	$80,722	$85,225	6%	4%
Less:
Total Divestiture-related Impacts on Revenues(2)	(670)	854	1,346	26	(176)
Notable Item - Russia HFS Accounting Treatment Loss Impact on Revenues(3)	-	-	-	-	(1,173)
Total Citigroup Revenues, Excluding Divestitures Impacts and Russia Loss(*)	$72,244	$74,128	$76,720	$80,696	$86,574	7%	5%

Total Citigroup Operating Expenses

Total Citigroup Operating Expenses - As Reported	$47,883	$50,936	$55,970	$53,567	$55,132	3%
Less:
Total Divestiture-related Impacts on Expenses(4)	1,171	696	372	318	877
FDIC Special Assessment(5)	-	-	1,706	203	(238)
Total Citigroup Operating Expenses, Excluding Divestitures Impacts and FDIC Special Assessment(5)(*)	$46,712	$50,240	$53,892	$53,046	$54,493	3%

Total Citigroup Operating Expenses - As Reported	$47,883	$50,936	$55,970	$53,567	$55,132	3%
Less:
Goodwill Impairment(6)	-	535	-	-	726
Total Citigroup Operating Expenses, Excluding Goodwill Impairment(*)	$47,883	$50,401	$55,970	$53,567	$54,406	2%

Total Citigroup RoCE and RoTCE

Total Citigroup RoCE - As Reported	11.5%	7.7%	4.3%	6.1%	6.8%	70 bps
Less:
Notable Item - Russia HFS Accounting Treatment Loss Impact on Net Income(3)	0 bps	0 bps	0 bps	0 bps	(60) bps
Total Citigroup RoCE, Excluding Notable Item(*)	11.5%	7.7%	4.3%	6.1%	7.4%	130 bps

Total Citigroup RoTCE - As Reported	13.4%	8.9%	4.9%	7.0%	7.7%	70 bps
Less:
Notable Item - Russia HFS Accounting Treatment Loss Impact on Net Income(3)	0 bps	0 bps	0 bps	0 bps	(70) bps
Total Citigroup RoTCE, Excluding Notable Item(*)	13.4%	8.9%	4.9%	7.0%	8.4%	140 bps

*	Represents a non-GAAP financial measure.
(1)	Compound annual growth rate (CAGR)
(2)	See footnote 2 on page 14, Citi’s 2024 Annual Report on Form 10-K, and Citi’s 2023 Annual Report on Form 10-K for details.
(3)	See footnote 5 on page 12 for details.
(4)	See footnotes 3, 4, 5 and 6 on page 14, Citi’s 2024 Annual Report on Form 10-K, and Citi’s 2023 Annual Report on Form 10-K for details.
(5)	Federal Deposit Insurance Corporation (FDIC) Special Assessment. See Citi’s 2024 Annual Report on Form 10-K, and Citi’s 2023 Annual Report on Form 10-K for details.
(6)	See footnote 5 on page 14 and Citi’s 2024 Annual Report on Form 10-K for details.

Reconciliation of Adjusted Results (Page 6)

(In millions of dollars, except as otherwise noted)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2023	2023	2023	2023	2024	2024	2024	2024	2025	2025	2025	2025	2023	2024	2025

Legacy Franchises (LF) Exits Contribution

Revenues

Closed or Signed Markets Revenues Ex-divestitures	$374	$368	$205	$184	$183	$164	$138	$106	$104	$105	$112	$90	$1,131	$591	$411
Add:
Divestiture Related Impacts on Closed or Signed Markets Revenues	1,067	(16)	397	(5)	-	2	-	4	-	(177)	2	(1)	1,443	6	(176)
Closed or Signed Markets Revenues - U.S. GAAP	$1,441	$352	$602	$179	$183	$166	$138	$110	$104	$(72)	$114	$89	$2,574	$597	$235

Mexico Consumer/SBMM Revenues Ex-divestitures	$1,289	$1,406	$1,519	$1,454	$1,563	$1,633	$1,523	$1,422	$1,467	$1,536	$1,722	$1,775	$5,668	$6,141	$6,500
Add:
Divestiture Related Impacts on Mexico/SBMM	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Mexico Consumer/SBMM Revenues - U.S. GAAP	$1,289	$1,406	$1,519	$1,454	$1,563	$1,633	$1,523	$1,422	$1,467	$1,536	$1,722	$1,775	$5,668	$6,141	$6,500

Wind-Downs/Sale/Other Revenues Ex-divestitures	$160	$140	$107	$76	$73	$(78)	$73	$35	$50	$50	$37	$(1,536)	$483	$103	$(1,399)
Add:
Divestiture Related Impacts on Wind-Downs/Sale/Other Revenues	(49)	10	(1)	(57)	(12)	31	1	-	-	-	-	-	(97)	20	-
Wind-Downs/Sale/Other Revenues - U.S. GAAP	$111	$150	$106	$19	$61	$(47)	$74	$35	$50	$50	$37	$(1,536)	$386	$123	$(1,399)

Expenses

Closed or Signed Markets Expenses Ex-divestitures	$462	$425	$387	$314	$216	$223	$193	$134	$127	$135	$125	$80	$1,588	$766	$467
Add:
Divestiture Related Impacts on Closed or Signed Markets Expenses	28	23	49	35	11	10	11	8	4	3	5	8	135	40	20
Closed or Signed Markets Expenses - U.S. GAAP	$490	$448	$436	$349	$227	$233	$204	$142	$131	$138	$130	$88	$1,723	$806	$487

Mexico Consumer/SBMM Expenses Ex-divestitures	$939	$980	$1,015	$1,068	$1,123	$1,049	$1,001	$1,036	$1,039	$954	$1,013	$928	$4,002	$4,209	$3,934
Add:
Divestiture Related Impacts on Mexico/SBMM	25	48	60	62	61	67	42	36	21	30	759	34	195	206	844
Mexico Consumer/SBMM Expenses - U.S. GAAP	$964	$1,028	$1,075	$1,130	$1,184	$1,116	$1,043	$1,072	$1,060	$984	$1,772	$962	$4,197	$4,415	$4,778

Wind-Downs/Sale/Other Expenses Ex-divestitures	$295	$310	$280	$243	$266	$278	$281	$211	$168	$198	$182	$214	$1,128	$1,036	$762
Add:
Divestiture Related Impacts on Wind-Downs/Sale/Other Expenses	20	8	5	9	38	8	14	12	9	4	2	(2)	42	72	13
Wind-Downs/Sale/Other Expenses - U.S. GAAP	$315	$318	$285	$252	$304	$286	$295	$223	$177	$202	$184	$212	$1,170	$1,108	$775